UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-1530

Name of Registrant: Vanguard Explorer Fund

Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2007–April 30, 2008

Item 1: Reports to Shareholders

Vanguard

Vanguard® Explorer™ Fund Semiannual Report

April 30, 2008

>	For the fiscal half-year, Vanguard Explorer Fund posted returns just shy of –14.0%, declining more than its benchmark index but less than its peer-group average.

>	Small-company stocks faced stiff headwinds as risk-averse investors favored mid- and large-capitalization companies.

>	Only one sector produced a positive six-month return for the fund: Energy stocks benefited from soaring prices and robust demand.

See page 28 for a Notice to Shareholders concerning the fund’s investment advisors.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisors’ Report	6
Fund Profile	11
Performance Summary	12
Financial Statements	13
About Your Fund’s Expenses	26
Trustees Approve Advisory Arrangements	31
Glossary	33

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended April 30, 2008
	Ticker	Total
	Symbol	Returns
Vanguard Explorer Fund
Investor Shares	VEXPX	–13.7%
Admiral™ Shares[1]	VEXRX	–13.6
Russell 2500 Growth Index		–11.4
Average Small-Cap Growth Fund[2]		–16.6

Your Fund’s Performance at a Glance
October 31, 2007–April 30, 2008
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Explorer Fund
Investor Shares	$83.93	$65.72	$0.310	$6.786
Admiral Shares	78.25	61.21	0.427	6.316

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2 Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

Vanguard Explorer Fund faced significant headwinds during the six months ended April 30, 2008. A year ago, when markets were rising, many investors preferred small-capitalization growth-oriented stocks. But in recent months, with equities in retreat and credit markets in turmoil, anxious investors have favored high-quality bonds and the relative safety of large-cap stocks.

Against this backdrop, the Explorer Fund returned –13.7% for Investor Shares and –13.6% for Admiral Shares, trailing its small-cap growth benchmark, notably in performance among information technology and industrials holdings. However, your fund outperformed its peer-group average by almost 3 percentage points, underscoring the benefits of Explorer’s diversified, multiadvisor structure and low costs.

Please note that the fund remained closed to most new investors. Shareholders with existing accounts may invest up to $25,000 per year. (The fund closure and investment limits do not apply to members of Vanguard Flagship Services™.)

Economic anxiety weighed on U.S. and foreign stocks

For the fiscal half-year, the broad U.S. stock market returned –9.9% amid looming fears of an economic recession. The housing slump continued, putting additional pressure on lenders and borrowers. Home prices dropped 7.7% during the first quarter of 2008—the biggest quarterly decline in 12 years.

International stocks outperformed their U.S. counterparts, but just about all segments of the global equity markets recorded negative returns.

A mixed picture in bonds as the credit crunch spread

Bonds fared better than stocks during the period, though the fixed income markets were hardly an oasis of calm. The broad taxable bond market returned 4.1%. Much of the return came from U.S. Treasury bonds. Beyond Treasuries, fixed income returns were modest as the credit crisis reverberated across the lending markets.

The Federal Reserve Board responded to weakness in the credit markets—and the broad economy—with five cuts to its target for the federal funds rate. At the end of April, the Fed lowered the target to 2.0%—the lowest level since December 2004.

Market Barometer
			Total Returns
		Periods Ended April 30, 2008
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	–9.5%	–4.6%	11.2%
Russell 2000 Index (Small-caps)	–12.9	–11.0	13.8
Dow Jones Wilshire 5000 Index (Entire market)	–9.9	–4.7	11.8
MSCI All Country World Index ex USA (International)	–9.1	4.1	23.2

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	4.1%	6.9%	4.4%
Lehman Municipal Bond Index	1.5	2.8	4.0
Citigroup 3-Month Treasury Bill Index	1.5	3.9	3.0

CPI
Consumer Price Index	2.8%	3.9%	3.2%

1 Annualized.

Unrewarding, but not unexpected, half-year performance

Both the Explorer Fund and its benchmark index have had sizable positions in the information technology and industrials sectors, averaging almost 40% of assets—making the fund’s fortunes heavily dependent on the success of these two groups.

Tech stocks, which generally trailed the market in recent periods, trimmed almost 6 percentage points from the fund’s semiannual return. As businesses and consumers scrutinized their budgets amid a slowing economy, the fund’s holdings in companies that provide communications equipment, information technology services, and semiconductors were hit especially hard. And the fund’s tech portfolio delivered weaker performance than that of the benchmark, reflecting some miscues and missed opportunities.

A similar scenario unfolded among the fund’s industrials holdings. The slower-growth environment dealt a blow to purveyors of goods and services ranging from construction and engineering to airlines to commercial and consulting services. Here again, Explorer lagged its benchmark. This result, combined with the technology returns, explained most of the fund’s performance shortfall.

In contrast, the picture was much brighter among Explorer’s energy holdings, the only sector that delivered a gain. In the small telecommunication services sector, favorable stock selection bolstered returns, at least on a relative basis. And, while the distress among financials companies made headlines elsewhere, the performance of the fund’s holdings in this sector was unremarkable.

As with any actively managed portfolio, your fund can be expected to experience periods of over- and underperformance when compared with its benchmark index. However, Explorer benefits from the skills of a diverse set of investment advisors with different, yet complementary, strategies that we believe can generate competitive long-term performance at a very modest cost. (Please note that in

Annualized Expense Ratios[1]
Your Fund Compared With Its Peer Group
			Average
	Investor	Admiral	Small-Cap
	Shares	Shares	Growth Fund
Explorer Fund	0.42%	0.24%	1.61%

1 Fund expense ratios reflect the six months ended April 30, 2008. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007.

February, Vanguard Quantitative Equity Group added to its portion of the fund by assuming responsibility for the assets of Explorer Fund previously managed by Grantham, Mayo, Van Otterloo & Co.)

For more information on the fund’s positioning and performance during the half-year, please see the Advisors’ Report, which begins on page 6.

Balance and a long-term focus are keys to sound investing

The past six months have presented many challenges, and opportunities, for professional and individual investors alike. But we remind shareholders that it can be counterproductive to let short-term market “weather reports” distract you from your long-term focus. At Vanguard, we believe that the key to investment success is to determine a diversified mix of stock, bond, and money market funds that is consistent with your long-term goals, time horizon, and risk tolerance, and then stick with it.

By offering exceptionally broad diversification—across small-cap growth-oriented stocks and active investment strategies—the Explorer Fund can play a useful role as part of such a balanced portfolio. And its historically low costs provide an advantage that compounds over time.

As I close this report to you, it’s my pleasure to introduce the fund’s new president, F. William McNabb III. Bill is a man of great character and integrity who is intimately familiar with all aspects of Vanguard—from how we serve our clients to how we invest for them.

Bill and I have worked together very closely for more than two decades. I’m thrilled that the fund’s board elected him president, effective March 1, and designated him to succeed me as chief executive officer, a role he will assume within a year, after an orderly transition. Bill and the rest of our team will serve you and our other clients extremely well in the years ahead.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

May 16, 2008

New advisor added to Explorer management team

Vanguard Explorer Fund’s board of trustees has decided to add Century Capital Management, LLC, to the fund’s team of investment advisors. For important information about Century Capital and the board’s decision, see page 28.

Advisors’ Report

For the fiscal half-year ended April 30, 2008, Vanguard Explorer Fund returned –13.7% for Investor Shares (–13.6% for the lower-cost Admiral Shares), reflecting the combined efforts of your fund’s six independent advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the fund’s diversification.

The table on page 10 lists the advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies. The advisors have also provided comments on their assessment of the investment environment during the past six months and the notable successes and shortfalls in their portfolios. These comments were prepared on May 12, 2008.

Vanguard Quantitative Equity Group

Portfolio Manager:

James D. Troyer, CFA, Principal

Investment environment: In a bleak equity environment overall, mid-capitalization growth stocks outperformed their value counterparts, while small-cap growth stocks generally underperformed during the period. Of our model’s three parts, the valuation component added the most value to our portfolio. The market sentiment and earnings quality components were neutral during the six months.

Successes: Retailing and materials were our best-performing industries. First Solar and AK Steel Holding were again among our best-performing stocks.

Shortfalls: Footwear maker Crocs and UAL (United Airlines) were our most disappointing stock selections; capital goods was our worst-performing industry.

Granahan Investment Management, Inc.

Portfolio Manager:

Jack Granahan, Managing Partner

Investment environment: Investors continued to focus on credit risk, liquidity, and evaluating the effectiveness of government intervention. It was increasingly important for companies to have significant foreign market exposure as many sectors in the U.S. economy slowed and the U.S. dollar remained weak. Going forward, positive factors include generally good corporate balance sheets plus what appears to be conservative earnings guidance from most U.S. companies. Uncertainties include possible slowing in some foreign markets and higher interest rates domestically.

Successes: Although successes were not abundant, we had some significant gainers in health care, including Rigel Pharmaceuticals, Axcan Pharma, and Edwards Lifesciences. Rigel benefited from success in Phase II trials for its rheumatoid arthritis drug. Axcan was acquired at a premium, and Edwards rose on success with its minimally invasive heart valve innovation. Among consumer discretionary stocks, winners included discount retailer Ross Stores—which typically performs well in challenging consumer environments when more brand-name inventory is available to discount—as well as Rent-A-Center and Aaron Rents.

Shortfalls: After a strong 2007, our technology holdings were among the worst hit over the past six months. Although reported earnings were generally strong, the outlook dimmed as enterprise customers began to reduce spending plans. Casualties included Riverbed Technology and Blue Coat Systems; both are involved with WAN (wide area network) optimization software, a product area that offers excellent longer-term growth potential. Another technology stock, VeriFone Holdings, was penalized by investors for poor internal implementation of a new operating system.

Wellington Management Company, LLP

Portfolio Manager:

Kenneth L. Abrams, Senior Vice President and Partner

Investment environment: Investors sought to shed risk and equity markets remained volatile amid continued turmoil in the U.S. bond and housing markets coupled with fears of a recession. During the semiannual period, the Federal Reserve Board stepped in to sponsor the acquisition of investment bank Bear Stearns, lower the target federal funds rate by 200 basis points, and introduce multiple programs to ease the extended credit crunch.

Successes: We benefited from favorable security selection in health care, as two of our holdings were acquired: Millennium Pharmaceuticals and The TriZetto Group.

Shortfalls: Detractors included energy and industrials holdings. Shares of Uranium One, a Canadian uranium and gold mining company, declined as mine-development delays and higher-than-expected acquisition expenses led to disappointing earnings. AirTran Holdings shares retreated as rising fuel costs led to first-quarter losses for this discount airline.

Kalmar Investment Advisers

Portfolio Manager:

Ford B. Draper, Jr., President and Chief Investment Officer

Investment environment: The U.S. stock market took a beating in the first three months of 2008, its worst quarter in almost six years. Global equities also struggled, but markets around the world rallied somewhat in April. Equity market volatility continued to rise. Seriously late to the game, the Federal Reserve Board was forced into unprecedented actions to support credit markets. Large-capitalization stocks continued to outperform small-caps. In a shift from recent trends, however, small-cap value stocks generally outperformed small-cap growth stocks. And smaller companies with the fastest expected growth conspicuously declined the most as investor confidence weakened.

Successes: Our energy and health care holdings helped returns the most. We were overweighted in energy—the best-performing sector in the market—and our individual holdings more than doubled the return of the energy stocks in the index. Our exploration and production companies grew their oil and gas reserves powerfully, and our oil service companies (including Tidewater) performed well. In health care, our holdings declined notably less than the index group on the strength of fine business execution and two strategic takeovers.

Shortfalls: Unlike in the prior six months, our consumer discretionary holdings detracted the most from returns. This was partially the result of difficulties facing consumers generally; it also reflected earnings disappointments and company execution problems among a few holdings. Our positions in the materials group also lagged the index sector, primarily because of temporary weakness in two of our larger positions.

AXA Rosenberg Investment Management LLC

Portfolio Manager:

William E. Ricks, Ph.D., Americas Chief Executive and Chief Investment Officer

Investment environment: U.S. and global equity markets retreated dramatically over the period. The Fed’s multiple rate cuts appeared to be no match for continued distressing news related to the credit crisis, slowing economic activity, and earnings uncertainty. Volatility was a fixture within equity markets in a way that has not been seen for years. It was a challenging environment for our process, but investors’ increasing focus on earnings quality served us well.

Successes: Maintaining a consistent underweighting in companies with greater levels of operating leverage was among our most successful decisions. Our overweightings of energy and materials stocks, and our underweighting of consumer discretionary holdings, were all well-timed. Among our best individual positions were Helmerich & Payne, an oil and gas drilling contractor, and Owens-Illinois, a glass container manufacturer.

Shortfalls: Stock selection within both industrials and information technology left much to be desired. Our overweighted stake in Sigma Designs—a provider of semiconductor and software solutions for multimedia entertainment—and an underweighting of First Solar topped our “worst positions” list.

Chartwell Investment Partners, L.P.

Portfolio Managers:

Edward N. Antoian, CFA, CPA, Managing Partner

John A. Heffern, Managing Partner

Investment environment: Several recurring themes weighed on the market over the past six months: concerns about credit quality, consumer confidence, housing weakness, manufacturing activity, commodity prices, the weak U.S. dollar, and billions in losses and write-offs among the world’s largest financial institutions. The period ended strongly, with encouraging earnings from nonfinancial companies and further government attention to the stress within the financial system. The cloud of uncertainty remains, however, even though it seems less ominous.

Successes: Health care and business services were our top-performing segments during the period. Adams Respiratory Therapeutics was acquired for a substantial premium, and FTI Consulting’s outsourced services were in great demand.

Shortfalls: Our underweighted position in basic industry hurt performance, as did stock selection among companies sensitive to capital spending. BE Aerospace underperformed, despite reporting strong earnings and a positive outlook, as Boeing announced another delay of its 787 Dreamliner and airlines cut spending because of increased fuel prices.

Vanguard Explorer Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Vanguard Quantitative	25	2,576	Employs a quantitative fundamental management
Equity Group			approach, using models that assess valuation, market
			sentiment, and earnings quality of companies as
			compared with their peers.
Granahan Investment	21	2,339	Bases its investment process on the beliefs that
Management, Inc.			earnings drive stock prices and that small, dynamic
			companies with exceptional growth prospects have
			the greatest long-term potential. A bottom-up, funda-
			mental approach places companies in one of three
			life-cycle categories: pioneer, core growth, and special
			situation. In each, the process looks for companies
			with strong earnings growth and leadership in
			their markets.
Wellington Management	14	1,446	Conducts research and analysis of individual companies
Company, LLP			to select stocks believed to have exceptional growth
			potential relative to their market valuations. Each
			stock is considered individually before purchase, and
			company developments are continually monitored for
			comparison with expectations for growth.
Kalmar Investment Advisers	14	1,434	Employs a “growth with value” strategy using
			creative, bottom-up research to uncover vigorously
			growing, high-quality businesses. The process also
			seeks out stocks that are inefficiently valued or that
			offer value through longer-term company ownership.
			The strategy has a dual objective of superior returns
			with lower risk.
AXA Rosenberg Investment	13	1,374	Employs an investment philosophy grounded in
Management LLC			fundamental analysis using a two-part quantitative
			model: a valuation model, which compares a stock’s
			price to its fair value, and an earnings forecast model,
			which identifies companies likely to have
			superior earnings.
Chartwell Investment Partners, L.P.	9	945	Uses a bottom-up, fundamental, research-driven
			stock-selection strategy focusing on companies
			with sustainable growth, strong management teams,
			competitive positions, and outstanding product and
			service offerings. These companies should continually
			demonstrate growth in earnings per share.
Cash Investments[1]	4	391	—

1 These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor also may maintain a modest cash position.

Fund Profile

As of April 30, 2008

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	1,230	1,593	4,783
Median Market Cap	$2.7B	$2.9B	$34.8B
Price/Earnings Ratio	22.4x	24.5x	18.1x
Price/Book Ratio	2.7x	3.2x	2.5x
Yield[3]		0.7%	1.9%
Investor Shares	0.3%
Admiral Shares	0.5%
Return on Equity	14.7%	16.2%	19.6%
Earnings Growth Rate	24.2%	22.0%	20.5%
Foreign Holdings	4.4%	0.0%	0.0%
Turnover Rate	113%[4]	—	—
Expense Ratio		—	—
Investor Shares	0.42%[4]
Admiral Shares	0.24%[4]
Short-Term Reserves	2.2%	—	—

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	13.3%	16.4%	9.3%
Consumer Staples	2.8	2.3	9.1
Energy	11.1	9.1	13.5
Financials	6.9	8.5	17.8
Health Care	17.5	16.6	11.3
Industrials	17.9	18.8	11.9
Information Technology	22.1	19.2	16.0
Materials	6.0	6.8	4.1
Telecommunication Services	1.3	1.1	3.1
Utilities	1.1	1.2	3.9

Volatility Measures[5]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.99	0.88
Beta	1.00	1.35

Ten Largest Holdings[6] (% of total net assets)

Cephalon, Inc.	biotechnology	0.8%
Microsemi Corp.	semiconductors	0.7
AptarGroup Inc.	metal and glass containers	0.7
GameStop Corp. Class A	computer and electronics retail	0.6
Service Corp. International	specialized consumer services	0.6
Ciena Corp.	communications equipment	0.5
DeVry, Inc.	education services	0.5
The Dun & Bradstreet Corp.	diversified commercial and professional services	0.5
Ultra Petroleum Corp.	oil and gas exploration and production	0.5
Mettler-Toledo International Inc.	electronic equipment manufacturers	0.5
Top Ten		5.9%

Investment Focus

1 Russell 2500 Growth Index.

2 Dow Jones Wilshire 5000 Index.

3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary on pages 33–34.

4 Annualized.

5 For an explanation of R-squared, beta, and other terms used here, see the Glossary on pages 33–34.

6 The holding listed exclude any temporary cash investments and equity index products.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 1997–April 30, 2008

Average Annual Total Returns: Periods Ended March 31, 2008

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Investor Shares[2]	12/11/1967	–11.15%	13.65%	6.86%
Admiral Shares	11/12/2001	–11.00	13.83	7.10[3]

1 Six months ended April 30, 2008.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Return since inception.

Note: See Financial Highlights tables on pages 19–20 for dividend and capital gains information.

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary

As of April 30, 2008

This Statement summarizes the fund’s holdings by asset type (common stocks, bonds, etc.) and by industry sector. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on Vanguard.com and on the Securities and Exchange Commission’s website (www.sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
Common Stocks
Consumer Discretionary
*	GameStop Corp. Class A	1,239,696	68,233	0.6%
	Service Corp. International	5,238,256	58,197	0.6%
	DeVry, Inc.	992,610	56,579	0.6%
	Penske Automotive Group Inc.	2,218,800	46,439	0.5%
	Ross Stores, Inc.	1,377,797	46,142	0.4%
*	O’Reilly Automotive, Inc.	1,412,491	40,779	0.4%
*	WMS Industries, Inc.	982,546	35,558	0.3%
†	Other—Consumer Discretionary		961,194	9.1%
			1,313,121	12.5%

† Consumer Staples			273,319	2.6%

Energy
*	Ultra Petroleum Corp.	656,350	54,523	0.5%
	Tidewater Inc.	773,790	50,467	0.5%
*	Atwood Oceanics, Inc.	494,434	49,785	0.5%
	St. Mary Land & Exploration Co.	1,103,910	48,263	0.5%
*	Superior Energy Services, Inc.	951,901	42,245	0.4%
*	Comstock Resources, Inc.	923,353	42,003	0.4%
*	Helix Energy Solutions Group, Inc.	1,093,393	37,777	0.4%
	Rowan Cos., Inc.	930,900	36,296	0.3%
	CARBO Ceramics Inc.	760,900	36,166	0.3%
	XTO Energy, Inc.	550,925	34,080	0.3%
†	Other—Energy		679,697	6.5%
			1,111,302	10.6%
Financials
	Cash America International Inc.	1,086,900	44,335	0.4%
1	Advanta Corp. Class A	1,000,000	7,590	0.1%
†	Other—Financials		592,288	5.6%
			644,213	6.1%

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
Health Care
*	Cephalon, Inc.	1,272,944	79,444	0.8%
*	Millennium Pharmaceuticals, Inc.	2,123,900	52,821	0.5%
*	Covance, Inc.	599,477	50,230	0.5%
*	Henry Schein, Inc.	870,542	48,202	0.5%
	DENTSPLY International Inc.	1,144,539	44,488	0.4%
	Pharmaceutical Product Development, Inc.	962,156	39,853	0.3%
†	Other—Health Care		1,440,577	13.7%
			1,755,615	16.7%
Industrials
	The Dun & Bradstreet Corp.	651,700	54,938	0.5%
	Chicago Bridge & Iron Co. N.V.	1,228,732	48,953	0.5%
	Kennametal, Inc.	1,256,898	43,702	0.4%
*	Stericycle, Inc.	735,650	39,269	0.4%
	MSC Industrial Direct Co., Inc. Class A	776,640	37,869	0.4%
*	RBC Bearings Inc.	920,628	36,798	0.4%
	The Manitowoc Co., Inc.	933,780	35,316	0.3%
*	The Advisory Board Co.	750,715	34,998	0.3%
*	Covanta Holding Corp.	1,307,300	34,813	0.3%
*	Corrections Corp. of America	1,340,421	34,181	0.3%
†	Other—Industrials		1,385,866	13.2%
			1,786,703	17.0%
Information Technology
*	Microsemi Corp.	3,067,262	75,148	0.7%
*	Ciena Corp.	1,705,285	57,656	0.6%
*	Mettler-Toledo International Inc.	563,615	53,690	0.5%
*	Red Hat, Inc.	2,424,213	49,866	0.5%
*	Cadence Design Systems, Inc.	3,812,969	42,438	0.4%
	Intersil Corp.	1,412,640	37,746	0.4%
*	BMC Software, Inc.	1,028,910	35,765	0.3%
	Syntel, Inc.	1,064,896	35,259	0.3%
	FactSet Research Systems Inc.	586,937	35,234	0.3%
*	MICROS Systems, Inc.	955,412	34,060	0.3%
*◊	TiVo Inc.	2,935,400	24,158	0.2%
†	Other—Information Technology		1,729,000	16.5%
			2,210,020	21.0%
Materials
	AptarGroup Inc.	1,672,000	73,819	0.7%
	AK Steel Holding Corp.	821,312	51,562	0.5%
	Albemarle Corp.	1,001,170	37,454	0.4%
*	Terra Industries, Inc.	961,168	36,390	0.3%
	FMC Corp.	545,932	34,274	0.3%
†	Other—Materials		363,612	3.5%
			597,111	5.7%

† Telecommunication Services			124,491	1.2%

† Utilities			95,659	0.9%

Exchange-Traded Funds
[2]^	Vanguard Small-Cap ETF	1,165,083	75,917	0.7%
2	Vanguard Small-Cap Growth ETF	713,200	47,749	0.5%
			123,666	1.2%
Total Common Stocks (Cost $9,440,700)			10,035,220	95.5%[3]

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
4	Vanguard Market Liquidity Fund, 2.304%	446,189,699	446,190	4.3%
4	Vanguard Market Liquidity Fund, 2.304%—Note G	179,089,300	179,089	1.7%
			625,279	6.0%
		Face
		Amount
		($000)
Repurchase Agreement
	JP Morgan Securities Inc. 1.960%, 5/1/08
	(Dated 4/30/08, Repurchase Value $36,402,000,
	Collateralized by Federal National Mortgage Assn.,
	4.500%–6.000%, 3/1/23–1/1/38)	36,400	36,400	0.3%

† [5]	U.S. Agency Obligations		31,893	0.3%

Total Temporary Cash Investments (Cost $693,568)			693,572	6.6%[3]
Total Investments (Cost $10,134,268)			10,728,792	102.1%
Liability for Covered Call Options Written

		Written
		Contracts
	TiVo Inc., Expires 5/17/08, Strike Price $12.50	2,657	(14)	0.0%
	TiVo Inc., Expires 5/17/08, Strike Price $10.00	1,960	(19)	0.0%
	TiVo Inc., Expires 6/21/08, Strike Price $10.00	2,792	(84)	0.0%
Total Covered Call Options Written (Premium Received $311)			(117)	0.0%
Other Assets and Liabilities
Other Assets—Note C			88,865	0.9%
Other Liabilities—Note G			(312,376)	(3.0%)
			(223,511)	(2.1%)
Net Assets			10,505,164	100.0%

At April 30, 2008, net assets consisted of:[6]
Amount
($000)
Paid-in Capital	10,252,667
Overdistributed Net Investment Income	(9,419)
Accumulated Net Realized Losses	(353,154)
Unrealized Appreciation (Depreciation)
Investment Securities	594,524
Futures Contracts	20,411
Covered Call Options Written	194
Foreign Currencies	(59)
Net Assets	10,505,164

Investor Shares—Net Assets
Applicable to 113,536,780 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	7,461,841
Net Asset Value Per Share—Investor Shares	$65.72

Admiral Shares—Net Assets
Applicable to 49,722,041 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,043,323
Net Asset Value Per Share—Admiral Shares	$61.21

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. See Note G in Notes to Financial Statements.

? Securities with a value of $6,098,000 have been segregated for covered call options written.

† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company. See Note I in Notes to Financial Statements.

2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.

3 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.2% and 3.9%, respectively, of net assets. See Note E in Notes to Financial Statements.

4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

5 Securities with a value of $31,893,000 have been segregated as initial margin for open futures contracts.

6 See Note E in Notes to Financial Statements for the tax-basis components of net assets.

Statement of Operations

Six Months Ended
April 30, 2008
($000)
Investment Income
Income
Dividends[1,2]	29,756
Interest[2]	12,367
Security Lending	2,593
Total Income	44,716
Expenses
Investment Advisory Fees—Note B
Basic Fee	9,175
Performance Adjustment	(1,875)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	9,945
Management and Administrative—Admiral Shares	1,122
Marketing and Distribution—Investor Shares	837
Marketing and Distribution—Admiral Shares	450
Custodian Fees	36
Shareholders’ Reports—Investor Shares	82
Shareholders’ Reports—Admiral Shares	62
Trustees’ Fees and Expenses	8
Total Expenses	19,842
Expenses Paid Indirectly—Note D	(347)
Net Expenses	19,495
Net Investment Income	25,221
Realized Net Gain (Loss)
Investment Securities Sold[2]	(253,696)
Futures Contracts	(61,151)
Covered Call Options Written	68
Foreign Currencies	(149)
Realized Net Gain (Loss)	(314,928)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(1,430,191)
Futures Contracts	4,985
Covered Call Options Written	194
Foreign Currencies	(72)
Change in Unrealized Appreciation (Depreciation)	(1,425,084)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,714,791)

1 Dividends are net of foreign withholding taxes of $271,000.

2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $1,599,000, $10,839,000, and $184,000, respectively.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	25,221	59,448
Realized Net Gain (Loss)	(314,928)	1,101,439
Change in Unrealized Appreciation (Depreciation)	(1,425,084)	583,721
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,714,791)	1,744,608
Distributions
Net Investment Income
Investor Shares	(32,844)	(33,478)
Admiral Shares	(19,834)	(18,985)
Realized Capital Gain[1]
Investor Shares	(718,954)	(776,690)
Admiral Shares	(293,372)	(300,195)
Total Distributions	(1,065,004)	(1,129,348)
Capital Share Transactions—Note H
Investor Shares	492,649	(19,018)
Admiral Shares	203,285	211,543
Net Increase (Decrease) from Capital Share Transactions	695,934	192,525
Total Increase (Decrease)	(2,083,861)	807,785
Net Assets
Beginning of Period	12,589,025	11,781,240
End of Period[2]	10,505,164	12,589,025

1 Includes fiscal 2008 and 2007 short-term gain distributions totaling $233,465,000 and $122,716,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($9,419,000) and $18,187,000.

Financial Highlights

Investor Shares
	Six Months
	Ended
For a Share Outstanding	April 30,	Year Ended October 31,
Throughout Each Period	2008	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$83.93	$80.26	$76.67	$67.01	$63.17	$44.60
Investment Operations
Net Investment Income (Loss)	.156	.362	.302	.111	(.05)	(.012)
Net Realized and Unrealized Gain (Loss)
on Investments	(11.270)	11.052	9.724	9.622	3.89	18.587
Total from Investment Operations	(11.114)	11.414	10.026	9.733	3.84	18.575
Distributions
Dividends from Net Investment Income	(.310)	(.320)	(.230)	—	—	(.005)
Distributions from Realized Capital Gains	(6.786)	(7.424)	(6.206)	(.073)	—	—
Total Distributions	(7.096)	(7.744)	(6.436)	(.073)	—	(.005)
Net Asset Value, End of Period	$65.72	$83.93	$80.26	$76.67	$67.01	$63.17

Total Return[1]	–13.66%	15.31%	13.59%	14.53%	6.08%	41.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,462	$8,937	$8,517	$7,836	$7,302	$5,662
Ratio of Total Expenses to
Average Net Assets[2]	0.42%*	0.41%	0.46%	0.51%	0.57%	0.72%
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.41%*	0.44%	0.36%	0.16%	(0.11%)	(0.08%)
Portfolio Turnover Rate	113%*	90%	96%	80%	82%	77%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2 Includes performance-based investment advisory fee increases (decreases) of (0.03%), (0.04%), (0.03%), (0.01%), 0.02%, and 0.07%.

*	Annualized.

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	April 30,	Year Ended October 31,
Throughout Each Period	2008	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$78.25	$74.82	$71.47	$62.37	$58.71	$41.43
Investment Operations
Net Investment Income	.202	.478	.422	.215	.04	.064
Net Realized and Unrealized Gain (Loss)
on Investments	(10.499)	10.299	9.050	8.953	3.62	17.259
Total from Investment Operations	(10.297)	10.777	9.472	9.168	3.66	17.323
Distributions
Dividends from Net Investment Income	(.427)	(.437)	(.346)	—	—	(.043)
Distributions from Realized Capital Gains	(6.316)	(6.910)	(5.776)	(.068)	—	—
Total Distributions	(6.743)	(7.347)	(6.122)	(.068)	—	(.043)
Net Asset Value, End of Period	$61.21	$78.25	$74.82	$71.47	$62.37	$58.71

Total Return	–13.58%	15.53%	13.79%	14.70%	6.23%	41.85%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,043	$3,652	$3,264	$2,402	$1,161	$721
Ratio of Total Expenses to
Average Net Assets[1]	0.24%*	0.23%	0.28%	0.34%	0.43%	0.57%
Ratio of Net Investment Income to
Average Net Assets	0.59%*	0.62%	0.54%	0.33%	0.04%	0.05%
Portfolio Turnover Rate	113%*	90%	96%	80%	82%	77%

1 Includes performance-based investment advisory fee increases (decreases) of (0.03%), (0.04%), (0.03%), (0.01%), 0.02%, and 0.07%.

*	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Financial Statements

Vanguard Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds) between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Covered Call Options Written: The fund may write covered call options on security holdings that are considered to be attractive long-term investments but are believed to be overvalued in the short-term. When the fund writes options, the premium received by the fund is recorded as an asset with an equal liability which is marked-to-market to reflect the current market value of the options written. Fluctuations in the value of the options are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized. Options are valued at their latest quoted sales prices. Options not traded on the valuation date are valued at the latest quoted asked prices.

4. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

5. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2004–2007) and for the period ended April 30, 2008, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

7. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

8. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. AXA Rosenberg Investment Management LLC, Chartwell Investment Partners, L.P., Granahan Investment Management, Inc., Kalmar Investment Advisers, and Wellington Management Company, LLP, each provide investment advisory services to a portion of the fund for fees calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Chartwell Investment Partners, Granahan Investment Management, Inc., Kalmar Investment Advisers, and Wellington Management Company are subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 2500 Growth Index. In accordance with the advisory contract entered into with AXA Rosenberg Investment Management LLC in June 2007, beginning May 1, 2008, the investment advisory fee will be subject to quarterly adjustments based on performance since July 31, 2007, relative to the Russell 2500 Growth Index. In February 2008, The Vanguard Group assumed responsibility for the portion of the fund previously managed by Grantham, Mayo, Van Otterloo & Co. LLC. The basic fee paid to Grantham, Mayo, Van Otterloo & Co. LLC was subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 2500 Growth Index.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $274,000 for the six months ended April 30, 2008.

For the six months ended April 30, 2008, the aggregate investment advisory fee represented an effective annual basic rate of 0.17% of the fund’s average net assets before a decrease of $1,875,000 (0.03%) based on performance.

In June 2008, the board of trustees announced the addition of a seventh advisor, Century Capital Management, LLC, to manage a portion of the fund’s assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2008, the fund had contributed capital of $862,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.86% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended April 30, 2008, these arrangements reduced the fund’s management and administrative expenses by $328,000 and custodian fees by $19,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial-reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended April 30, 2008, the fund realized net foreign currency losses of $149,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to overdistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. Unrealized appreciation through October 31, 2007, on passive foreign investment company holdings at April 30, 2008, was $7,646,000, all of which has been distributed and is reflected in the balance of overdistributed net investment income.

At April 30, 2008, the cost of investment securities for tax purposes was $10,141,914,000. Net unrealized appreciation of investment securities for tax purposes was $586,878,000, consisting of unrealized gains of $1,480,718,000 on securities that had risen in value since their purchase and $893,840,000 in unrealized losses on securities that had fallen in value since their purchase.

At April 30, 2008, the aggregate settlement value of open futures contracts expiring in June 2008 and the related unrealized appreciation (depreciation) were:

			($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
Russell 2000 Index	665	238,569	18,048
E-mini S&P MidCap Index	304	25,539	1,247
E-mini Russell 2000 Index	183	13,130	100
E-mini NASDAQ 100 Index	255	9,809	1,016

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. During the six months ended April 30, 2008, the fund purchased $5,883,175,000 of investment securities and sold $6,150,167,000 of investment securities, other than temporary cash investments.

The following table summarizes the fund’s covered call options written during the six months ended April 30, 2008:

	Number of	Premiums
	Contracts	Received
Covered Call Options	Written	($000)
Balance at October 31, 2007	—	—
Options written	7,909	379
Options expired	(500)	(68)
Options closed	—	—
Options exercised	—	—
Options open at April 30, 2008	7,409	311

G. The market value of securities on loan to broker-dealers at April 30, 2008, was $168,757,000, for which the fund received cash collateral of $179,089,000.

H. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	April 30, 2008		October 31, 2007
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	546,171	8,008	1,002,407	12,663
Issued in Lieu of Cash Distributions	742,164	10,728	798,597	10,589
Redeemed	(795,686)	(11,679)	(1,820,022)	(22,892)
Net Increase (Decrease)—Investor Shares	492,649	7,057	(19,018)	360
Admiral Shares
Issued	267,906	4,155	762,605	10,288
Issued in Lieu of Cash Distributions	293,573	4,559	309,959	4,415
Redeemed	(358,194)	(5,661)	(861,021)	(11,658)
Net Increase (Decrease)—Admiral Shares	203,285	3,053	211,543	3,045

I. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	October 31, 2007		Proceeds from		April 30, 2008
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Advanta Corp. Class A	NA1	7,825	—	177	7,590
The Advisory Board Co.	60,415	11,642	20,473	—	NA2
	60,415			177	7,590

1 At October 31, 2007, the issuer was not an affiliated company of the fund.

2 At April 30, 2008, the security was still held but the issuer was no longer an affiliated company of the fund.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended April 30, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Explorer Fund	10/31/2007	4/30/2008	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$863.35	$1.95
Admiral Shares	1,000.00	864.15	1.11
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.77	$2.11
Admiral Shares	1,000.00	1,023.67	1.21

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.42% for Investor Shares and 0.24% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table on page 26 are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Notice to Shareholders

Explorer Fund Adds an Investment Advisor

The board of trustees of Vanguard Explorer Fund has announced the addition of Century Capital Management, LLC (Century Capital), to the fund’s investment advisory team. This addition will allow the fund to retain its character as a diversified small-cap growth equity offering and ensure additional long-term investment capacity for the fund. The board of trustees concluded that Century Capital’s quality management team and investment approach would complement the fund’s existing advisors. The fund will now have a team of seven accomplished advisory firms providing an attractive combination of investment approaches that should benefit fund shareholders over the long term.

Century Capital is a Boston-based investment management boutique owned by the investment professionals within the firm. The firm traces its origins to 1928 and the founding of Century Shares Trust. The six-member group of investment professionals at the firm forms a young but solid team with an average of 14 years’ experience in investment management. The vast majority of their time is spent on small- and small/mid-cap products.

The addition of Century Capital is not expected to result in a material change in the fund’s expense ratios, which are estimated to be 0.42% for Investor Shares and 0.24% for Admiral Shares. The expense ratio of the average small-cap growth fund is 1.61% (derived from data provided by Lipper Inc.).

Additional Information

Vanguard Explorer Fund has entered into a new investment advisory agreement with Century Capital in addition to the fund’s current agreements with Granahan Investment Management, Inc., Wellington Management Company, LLP, Kalmar Investment Advisers, AXA Rosenberg Investment Management LLC, and Chartwell Investment Partners, L.P. Vanguard’s Quantitative Equity Group also manages a portion of the fund’s assets on an at-cost basis. This addition to the advisor lineup will not affect the fund’s investment objective, policies, or strategies. The fee schedules for the other advisors have not changed.

Under the terms of the fund’s agreement with Century Capital, the fund will pay Century Capital a fee at the end of each fiscal quarter. The fee will be calculated as a percentage of the Century Capital subportfolio’s average daily net assets during the quarter. The quarterly payment to Century Capital may be increased or decreased by applying a performance adjustment. The adjustment is based on the performance of the portion of the fund managed by Century Capital over a trailing 36-month period, as compared with the return of a 50/50 split of the Russell 2500 and 2500 Growth Indexes over the same period.

For the fiscal year ended October 31, 2007, the Explorer Fund incurred aggregate investment advisory fees of $21,326,000, or 0.17% of the fund’s net assets, before a decrease of $5,033,000, or 0.04%, based on performance. The investment advisory fee paid to the advisors was $16,293,000 (representing an effective annual rate of 0.13%). Of these aggregate fees, the investment advisory fee paid to Vanguard for this same period was $884,000 (representing an effective annual rate of less than 0.01%). The addition of Century Capital is not expected to materially increase the fund’s total annual investment advisory fees for the current fiscal year.

The Explorer Fund receives corporate, management, administrative, distribution, and certain investment advisory services on an at-cost basis from The Vanguard Group, Inc., P.O. Box 1110, Valley Forge, PA 19482.

29

Board approval of the investment advisory agreement with Century Capital Management, LLC

The Explorer Fund’s board of trustees retained Century Capital under the terms of a new investment advisory agreement. Each of the fund’s seven investment advisors is responsible for managing the investment and reinvestment of its portion of the fund’s assets and for continuously reviewing, supervising, and administering the fund’s investment program. Each advisor is subject to supervision and oversight by Vanguard’s Portfolio Review Department and by the officers and trustees of the fund. The board of trustees designates the proportion of fund assets to be managed by each advisor and may change these proportions at any time.

The trustees’ decision to add Century Capital to the fund’s multimanager structure was based upon the board’s most recent evaluation of the fund’s investment staff, portfolio management process, short-and long-term performance results, current external advisory arrangements, and at-cost internalized management arrangement. In considering whether to approve the agreement, the board engaged in arm’s-length discussions with Century Capital and considered the following factors among others:

• The board considered the benefits to shareholders of adding Century Capital as a new advisor based on the nature, extent, and quality of services to be provided by the firm. The board noted that adding Century Capital as an advisor would allow the fund to retain its character as a diversified small-and mid-cap growth offering. The board concluded that Century Capital’s quality management team and fundamental investment approach make it an attractive candidate to complement the fund’s existing advisors and ensure additional, long-term investment capacity for the fund.

• The board analyzed the performance of other funds and accounts managed by Century Capital. The board noted that the firm’s other U.S. small/mid-cap product (Century Small Cap Select Fund) has strong investment returns and has posted competitive results by outperforming relevant benchmarks and competitors over the long term.

• The board considered the advisory fee schedule and estimated expense ratio of the fund and compared them with the average advisory fee and expense ratio of the fund’s peer group. The board concluded that the addition of Century Capital would not result in a material change in the fund’s investment advisory fees, and therefore the fund’s expense ratio would remain at a substantial discount to the fund’s peers.

• The board considered the extent to which economies of scale would be realized as the fund grows, including a consideration of appropriate breakpoints in Century Capital’s advisory fee schedule. By including asset-based breakpoints in the fee schedule, the fund’s trustees ensure that, if the portion of the fund managed by Century Capital continues to grow, investors will capture economies of scale in the form of a lower advisory fee rate.

• Based on its informed business judgment, the board concluded that the course of action in the best interests of the fund and its shareholders was to approve the agreement to hire Century Capital.

The new agreement will continue for two years from its effective date and is renewable after that for successive one-year periods. The agreement will be reviewed annually by the fund’s board of trustees, a majority of whom are not “interested persons” of either the fund or its advisors as defined in federal securities laws. The board also considers annually whether the fund and its shareholders continue to benefit from receiving investment advisory services from Vanguard on an at-cost basis. The board may, at any time, reallocate the fund’s assets among the seven advisors, or allocate assets of the fund to other investment advisors, without terminating or revising the fund’s current agreements.

Background information on Century Capital Management

Century Capital Management, LLC, located at 100 Federal Street, Boston, MA 02110, is an independent investment advisory firm that provides services to institutions and individuals. Independent research is a core tenet of the firm’s investment philosophy. Century Capital employs a fundamental, bottom-up investment approach that attempts to identify reasonably priced companies that will grow faster than the overall market. As of April 30, 2008, Century Capital managed approximately $2.3 billion in assets. The manager primarily responsible for overseeing Century Capital’s portion of the Explorer Fund is:

Alexander L. Thorndike, Chief Investment Officer and Managing Partner at Century Capital. He has worked in investment management since 1988, has managed investment portfolios for Century Capital since 1999, and has managed the Century Capital portion of the fund since June 2008. Education: A.B., Harvard University; M.B.A., J.L. Kellogg Graduate School of Management at Northwestern University.

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Explorer Fund has renewed the fund’s investment advisory arrangements with Granahan Investment Management, Inc.; Wellington Management Company, LLP; Kalmar Investment Advisers; AXA Rosenberg Investment Management LLC; Chartwell Investment Partners, L.P.; and The Vanguard Group, Inc. The board determined that the retention of the advisors was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Granahan Investment Management. Granahan, founded in 1985, specializes in small-cap growth equity investing. The firm uses fundamental research to select a portfolio of 125–175 stocks with sustainable growth characteristics. The advisor achieves portfolio diversification through dedicated allocations to three categories of growth companies: core growth (40%–70% of sub-portfolio assets), companies with strong market position, based on proprietary products or services; pioneers (15%–30%), companies with unique technology or innovations; and special value (15%–30%), companies with growth potential overlooked by the market. The firm has advised a portion of the fund since 1990.

Wellington Management Company. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional managers. The firm has advised Vanguard Explorer Fund since the fund’s inception in 1967. Using a bottom-up, fundamentally driven approach, Wellington Management invests opportunistically in a diversified portfolio of high-quality stocks. The advisor attempts to identify companies that are early in their growth cycle. The research-intensive approach is supported by the team’s deep and tenured analytical staff, which may also leverage Wellington Management’s deep industry research capabilities.

Kalmar Investment Advisers. Kalmar Investment Advisers, together with its parent company, Kalmar Investments Inc., specializes in smaller-cap growth equity investing. Kalmar Investment Advisers is a research-driven firm that is entirely focused on the management of “growth with value” portfolios of smaller-cap stocks. Kalmar believes that there is a high-reward and low-risk anomaly offered by the equity market in the stocks of solid, well-managed, rapidly growing smaller companies. Through independent fundamental research, Kalmar attempts to discover such companies, buy them at undervalued levels, and own them for the longer term. The firm has advised a portion of the fund since 2005.

AXA Rosenberg Investment Management. AXA Rosenberg, founded in 1985, is an independently operated subsidiary of the AXA Group. AXA Rosenberg employs an investment philosophy grounded in fundamental analysis using a two-part quantitative model: a valuation model and an earnings-forecast model. The valuation model compares the current price of a company’s stock with its fair value calculated through an independent asset appraisal. The earnings-forecast model uses a mix of fundamental indicators and market data to identify companies that appear likely to have superior year-ahead earnings. The two models are combined to develop an individual predicted return for each company. A portfolio optimized against the Russell 2500 Growth Index is the result. AXA Rosenberg has managed a portion of the fund since 2007.

Chartwell Investment Partners. Founded in 1997, Chartwell has expertise in small-cap equity management. The firm employs a fundamental, bottom-up strategy seeking companies with superior growth potential at lower relative valuations. Chartwell has managed assets of the fund since 1997.

The Vanguard Group. Vanguard has been managing investments for more than two decades.

George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985, and has led the Quantitative Equity Group since 1987. James D. Troyer, the principal responsible for the day-to-day management of the fund, has been with Vanguard since 1989. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the fund since 1997.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that each advisor has carried out the fund’s investment strategy in disciplined fashion, and that performance results have allowed the fund to remain competitive versus its benchmark and its average peer fund. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of Granahan, Wellington Management, Kalmar, AXA Rosenberg, and Chartwell in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for Granahan, Wellington Management, Kalmar, AXA Rosenberg, and Chartwell. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each firm increase.

The board also concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive
Trustee since May 1987;	Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment
Chairman of the Board and	companies served by The Vanguard Group; Director of Vanguard Marketing Corporation.
Chief Executive Officer
155 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
155 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Emerson U. Fullwood
Born 1948	Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing
Trustee since January 2008	Officer for North America since 2004 and Corporate Vice President of Xerox Corporation
155 Vanguard Funds Overseen	(photocopiers and printers); Director of SPX Corporation (multi-industry manufacturing), of the United Way of Rochester, and of the Boy Scouts of America.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman, President, and
Trustee since December 2001[2]	Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of
155 Vanguard Funds Overseen	the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
155 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and
the University Center for Human Values (1990–2004), Princeton University; Director of
Carnegie Corporation of New York since 2005 and of Schuylkill River Development
Corporation and Greater Philadelphia Chamber of Commerce since 2004; Trustee of the National Constitution Center since 2007.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and
Trustee since July 1998	Chief Global Diversity Officer since 2006, Vice President and Chief Information
155 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson &
Johnson (pharmaceuticals/consumer products); Director of the University Medical
Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School; Senior Associate Dean and Director of Faculty
155 Vanguard Funds Overseen	Recruiting, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm); Chair of the Investment Committee of HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
155 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
155 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
155 Vanguard Funds Overseen

F. William McNabb III
Born 1957	Principal Occupation(s) During the Past Five Years: President of The Vanguard Group, Inc.,
President since March 2008	and of each of the investment companies served by The Vanguard Group since 2008;
155 Vanguard Funds Overseen	Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group
(1995–2008).

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
155 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Director and Senior Vice President of Vanguard Marketing Corporation
since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller	Glenn W. Reed
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Vanguard.com, Admiral, Explorer, Connect
with Vanguard, Vanguard Flagship Services, and the ship
Direct Investor Account Services > 800-662-2739	logo are trademarks of The Vanguard Group, Inc.

Institutional Investor Services > 800-523-1036	CFA® is a trademark owned by CFA Institute.

Text Telephone for People	All other marks are the exclusive property of their
With Hearing Impairment > 800-952-3335	respective owners.

All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
This material may be used in conjunction
with the offering of shares of any Vanguard	You can obtain a free copy of Vanguard’s proxy voting
fund only if preceded or accompanied by	guidelines by visiting our website, www.vanguard.com,
the fund’s current prospectus.	and searching for “proxy voting guidelines,” or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange

© 2008 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q242 062008

Vanguard® Explorer™ Fund
Schedule of Investments
April 30, 2008

				Market
				Value
			Shares	($000)
Common Stocks (95.5%)[1]
Consumer Discretionary (12.5%)
		Auto Components (1.2%)
		Autoliv, Inc.	483,280	29,596
*		The Goodyear Tire & Rubber Co.	818,278	21,913
*		TRW Automotive Holdings Corp.	808,720	20,671
*		Tenneco Automotive, Inc.	729,800	18,668
		WABCO Holdings Inc.	390,244	18,638
*		Lear Corp.	174,200	4,977
		BorgWarner, Inc.	100,100	4,920
*		Aftermarket Technology Corp.	164,608	3,771
*		Exide Technologies	162,499	2,371
		Strattec Security Corp.	17,530	645
*		Hawk Corp. Class A	29,800	510
*		Amerigon Inc.	19,000	279
		Standard Motor Products, Inc.	19,494	119
		Automobiles (0.0%)
		Thor Industries, Inc.	79,900	2,423
		Distributors (0.3%)
*		LKQ Corp.	1,226,070	26,679
*		KSW, Inc.	39,800	226
*		Aristotle Corp	2,932	27
		Diversified Consumer Services (1.7%)
		Service Corp. International	5,238,256	58,197
		DeVry, Inc.	992,610	56,579
*		Capella Education Co.	313,219	20,199
*		ITT Educational Services, Inc.	193,300	14,818
		Matthews International Corp.	227,100	11,228
*		INVESTools Inc.	600,500	6,960
*		Pre-Paid Legal Services, Inc.	122,408	5,354
		Sotheby’s	89,022	2,466
		Strayer Education, Inc.	8,400	1,560
*		Bright Horizons Family Solutions, Inc.	20,400	967
*		Hillenbrand Inc.	13,500	257
*		Nobel Learning Communities, Inc.	580	8
		Hotels, Restaurants & Leisure (2.0%)
*		WMS Industries, Inc.	982,546	35,558
*		Penn National Gaming, Inc.	601,307	25,688
		Darden Restaurants Inc.	551,868	19,635
*		Papa John’s International, Inc.	612,000	16,524
*	^	Life Time Fitness, Inc.	405,005	14,722
*		Jack in the Box Inc.	361,500	9,670
*		Bally Technologies Inc.	282,234	9,508
*		Melco PBL Entertainment (MACAU) Ltd.	618,335	8,162
*		Texas Roadhouse, Inc.	663,038	7,824
		Burger King Holdings Inc.	234,600	6,545
		CBRL Group, Inc.	175,742	6,492
*		Chipotle Mexican Grill, Inc. Class B	74,780	6,354
*		Red Robin Gourmet Burgers, Inc.	154,500	6,347
*		Gaylord Entertainment Co.	208,325	6,171
		Choice Hotels International, Inc.	130,700	4,508
*		Sonic Corp.	191,200	4,204
*		Denny’s Corp.	1,314,100	4,139
*		Town Sports International Holdings, Inc.	388,502	2,883
*	^	Chipotle Mexican Grill, Inc.	22,800	2,237

		Dover Downs Gaming & Entertainment, Inc.	246,850	1,995
*		Buffalo Wild Wings Inc.	60,000	1,845
*		Einstein Noah Restaurant Group Inc.	127,800	1,438
	^	Triarc Cos., Inc. Class B	184,130	1,307
		International Speedway Corp.	23,213	985
		Dover Motorsports, Inc.	76,310	467
*		Red Lion Hotels Corp.	48,360	459
*		Rubio’s Restaurants, Inc.	58,170	349
		Wendy’s International, Inc.	11,400	331
*		Morton’s Restaurant Group Inc.	33,785	270
		Churchill Downs, Inc.	4,988	255
*		Carrols Restaurant Group Inc.	29,480	237
*		Nathan’s Famous Inc	8,738	116
*		Premier Exhibitions Inc.	17,100	99
*		Silverleaf Resorts, Inc.	8,320	18
		Household Durables (0.2%)
		Newell Rubbermaid, Inc.	450,000	9,239
*		NVR, Inc.	9,050	5,552
		Tupperware Brands Corp.	68,000	2,679
*		Universal Electronics, Inc.	88,483	2,274
		Blyth, Inc.	125,013	2,105
	^	Tempur-Pedic International Inc.	152,800	1,698
		American Greetings Corp. Class A	11,169	200
*		Loud Technologies Inc.	14,172	84
*		Q.E.P. Co. Inc.	5,417	40
		Internet & Catalog Retail (0.2%)
*	^	Priceline.com, Inc.	77,000	9,828
	^	Systemax Inc.	298,091	4,769
*		Hollywood Media Corp.	1,561,823	4,061
*		GSI Commerce, Inc.	153,400	2,135
*		PC Mall, Inc.	88,500	1,164
*		PetMed Express, Inc.	32,000	359
*		1-800-FLOWERS.COM, Inc.	25,448	224
*		Gaiam, Inc.	9,598	169
		Leisure Equipment & Products (0.1%)
	^	Polaris Industries, Inc.	97,100	4,520
*		JAKKS Pacific, Inc.	27,578	648
		Hasbro, Inc.	16,098	572
*		RC2 Corp.	6,952	129
		Media (1.4%)
*		DreamWorks Animation SKG, Inc.	1,099,567	30,744
*		Lamar Advertising Co. Class A	495,300	19,584
*		Marvel Entertainment, Inc.	358,500	10,285
		National CineMedia Inc.	437,896	8,390
*		Morningstar, Inc.	140,734	8,160
		Interactive Data Corp.	288,900	7,795
		Arbitron Inc.	141,770	6,782
*		Discovery Holding Co. Class A	292,775	6,781
	^	New York Times Co. Class A	334,900	6,531
		John Wiley & Sons Class A	128,600	5,922
		Regal Entertainment Group Class A	302,390	5,733
*		Valassis Communications, Inc.	391,200	5,555
		Meredith Corp.	141,900	4,599
*		Harris Interactive Inc.	1,466,700	3,667
*		Gemstar-TV Guide International, Inc.	735,550	2,964
		Harte-Hanks, Inc.	123,300	1,684
*	^	Sirius Satellite Radio, Inc.	625,300	1,607
*		XM Satellite Radio Holdings, Inc.	108,500	1,210
		Warner Music Group Corp.	106,710	927

*		Entravision Communications Corp.	116,756	816
*		Nexstar Broadcasting Group, Inc.	126,700	715
*		Alloy, Inc.	94,761	655
*	^	Mediacom Communications Corp.	110,750	475
*		Getty Images, Inc.	12,200	398
*		Global Sources Ltd.	27,920	388
		Value Line, Inc.	6,469	290
*		DG FastChannel Inc.	11,800	220
		CKX, Inc.	17,600	158
*		Triple Crown Media, Inc.	13,340	7
		Multiline Retail (0.4%)
*		Dollar Tree, Inc.	790,883	24,992
*		Big Lots Inc.	727,066	19,653
		Family Dollar Stores, Inc.	9,900	212
	^	Bon-Ton Stores, Inc.	10,010	88
		Specialty Retail (4.4%)
*		GameStop Corp. Class A	1,239,696	68,233
		Penske Automotive Group Inc.	2,218,800	46,439
		Ross Stores, Inc.	1,377,797	46,142
*		O’Reilly Automotive, Inc.	1,412,491	40,779
*		Urban Outfitters, Inc.	955,830	32,737
*		Rent-A-Center, Inc.	1,243,800	26,779
		Aaron Rents, Inc.	1,045,050	26,022
*		Tractor Supply Co.	592,005	21,052
		Tiffany & Co.	414,900	18,065
*		Aeropostale, Inc.	464,290	14,760
		Advance Auto Parts, Inc.	299,534	10,388
		OfficeMax, Inc.	548,300	10,017
*		Dick’s Sporting Goods, Inc.	292,975	8,379
		The Buckle, Inc.	169,950	8,256
*		J. Crew Group, Inc.	168,100	7,985
*		AnnTaylor Stores Corp.	302,900	7,663
*		Collective Brands, Inc.	596,900	7,384
*	^	Jos. A. Bank Clothiers, Inc.	252,788	6,171
*		The Gymboree Corp.	137,100	5,925
		RadioShack Corp.	383,521	5,331
*		Hot Topic, Inc.	953,414	5,063
*		The Dress Barn, Inc.	368,500	4,960
		Limited Brands, Inc.	237,200	4,393
*		The Wet Seal, Inc. Class A	1,265,450	4,391
		American Eagle Outfitters, Inc.	230,601	4,236
*		Tween Brands, Inc.	206,310	3,920
*	^	Zumiez Inc.	166,505	3,488
*		hhgregg, Inc.	285,000	2,927
		Barnes & Noble, Inc.	90,500	2,921
		Men’s Wearhouse, Inc.	69,050	1,839
*	^	CarMax, Inc.	73,300	1,521
		Guess ?, Inc.	32,000	1,225
*		New York & Co., Inc.	166,900	1,060
		Monro Muffler Brake, Inc.	46,189	762
*		Cabela’s Inc.	36,632	496
*		Jo-Ann Stores, Inc.	23,725	449
*		Build-A-Bear-Workshop, Inc.	32,670	356
*		Appliance Recycling Centers of America, Inc.	22,260	129
*		West Marine, Inc.	11,710	59
*		CSK Auto Corp.	2,800	33
*		Conn’s, Inc.	482	8
*		Jennifer Convertibles, Inc.	4,000	7
*		AutoZone Inc.	5	1

		Textiles, Apparel & Luxury Goods (0.6%)
*		Deckers Outdoor Corp.	79,300	10,949
*		Fossil, Inc.	289,350	10,356
*		Hanesbrands Inc.	247,100	8,653
*		Skechers U.S.A., Inc.	342,316	8,096
		Wolverine World Wide, Inc.	219,700	6,314
*		The Warnaco Group, Inc.	128,600	5,934
*		Volcom, Inc.	298,745	5,673
		Phillips-Van Heusen Corp.	83,355	3,518
*		Lululemon Athletica, Inc.	68,800	2,131
*		FGX International Holdings Ltd.	160,000	2,088
*	^	Crocs, Inc.	93,800	958
*		Maidenform Brands, Inc.	62,400	930
*		G-III Apparel Group, Ltd.	61,806	912
		Liz Claiborne, Inc.	35,590	630
*		Culp, Inc.	30,950	218
*		Carter’s, Inc.	9,640	136
*		Man Sang Holdings, Inc.	7,000	50
		Weyco Group, Inc.	748	20
				1,313,121
Consumer Staples (2.6%)
*		Central European Distribution Corp.	558,130	34,001
		Nu Skin Enterprises, Inc.	1,690,630	30,313
		Longs Drug Stores, Inc.	749,359	30,019
		Tyson Foods, Inc.	1,022,100	18,193
*		Energizer Holdings, Inc.	207,703	16,421
*		Performance Food Group Co.	449,670	15,046
*		Chattem, Inc.	213,300	14,905
		Flowers Foods, Inc.	565,000	14,628
		Herbalife Ltd.	291,500	12,762
		Hormel Foods Corp.	272,300	10,731
		Diamond Foods, Inc.	414,950	8,863
		PriceSmart, Inc.	304,500	8,693
*	^	Bare Escentuals, Inc.	332,790	7,591
		Spartan Stores, Inc.	352,330	7,357
*		Darling International, Inc.	439,400	6,710
*		NBTY, Inc.	202,048	5,688
*		Winn-Dixie Stores, Inc.	282,000	5,000
	^	Cal-Maine Foods, Inc.	122,622	3,623
		Alberto-Culver Co.	136,500	3,436
		Nash-Finch Co.	74,426	2,723
		The Estee Lauder Cos. Inc. Class A	51,613	2,354
		Reddy Ice Holdings, Inc.	173,071	2,291
*		Fresh Del Monte Produce Inc.	60,000	1,901
		Inter Parfums, Inc.	63,780	1,847
		Church & Dwight, Inc.	31,600	1,796
		Sanderson Farms, Inc.	39,000	1,625
*		Omega Protein Corp.	98,477	1,477
		Ingles Markets, Inc.	47,433	1,082
*		Ralcorp Holdings, Inc.	12,800	781
*		Elizabeth Arden, Inc.	19,192	355
		Coca-Cola Bottling Co.	4,100	235
*		Nutraceutical International Corp.	18,200	205
		McCormick & Co., Inc.	5,300	200
		Arden Group Inc. Class A	1,203	161
*		Susser Holdings Corp.	7,627	117
		Griffin Land & Nurseries, Inc.	3,300	109
*		Physicians Formula Holdings, Inc.	3,610	42
*	^	USANA Health Sciences, Inc.	1,700	33

		Casey’s General Stores, Inc.	162	4
*		Natural Alternatives International, Inc.	205	1
				273,319
Energy (10.6%)
*		Ultra Petroleum Corp.	656,350	54,523
		Tidewater Inc.	773,790	50,467
*		Atwood Oceanics, Inc.	494,434	49,785
		St. Mary Land & Exploration Co.	1,103,910	48,263
*		Superior Energy Services, Inc.	951,901	42,245
*		Comstock Resources, Inc.	923,353	42,003
*		Helix Energy Solutions Group, Inc.	1,093,393	37,777
		Rowan Cos., Inc.	930,900	36,296
		CARBO Ceramics Inc.	760,900	36,166
		XTO Energy, Inc.	550,925	34,080
*		W-H Energy Services, Inc.	417,959	32,304
*		Southwestern Energy Co.	755,580	31,969
*		Oceaneering International, Inc.	441,900	29,510
*	^	Delta Petroleum Corp.	1,167,410	28,648
		Helmerich & Payne, Inc.	508,197	27,316
*		FMC Technologies Inc.	357,030	23,992
*		Core Laboratories N.V.	179,440	22,480
*		Unit Corp.	342,138	21,729
		Foundation Coal Holdings, Inc.	359,249	21,548
*		Oil States International, Inc.	415,247	20,787
*		Denbury Resources, Inc.	668,800	20,439
*		Encore Acquisition Co.	431,078	19,670
		Range Resources Corp.	293,401	19,476
		Niko Resources Ltd.	212,040	19,160
*		Mariner Energy Inc.	663,286	18,280
*		OPTI Canada Inc.	830,400	17,579
*		Lundin Petroleum AB	1,137,000	15,801
		Penn Virginia Corp.	289,063	15,176
*		Parallel Petroleum Corp.	707,854	14,999
		Massey Energy Co.	283,436	14,832
*		National Oilwell Varco Inc.	196,338	13,439
*		Exterran Holdings, Inc.	188,395	12,583
*		Quicksilver Resources, Inc.	269,256	11,171
*		SandRidge Energy, Inc.	223,920	10,117
*		Clean Energy Fuels Corp.	730,200	9,507
*		Rosetta Resources, Inc.	420,606	9,165
		W&T Offshore, Inc.	195,328	7,989
	^	Frontline Ltd.	141,700	7,944
*		ATP Oil & Gas Corp.	266,720	7,666
*		Swift Energy Co.	139,300	7,263
*		Willbros Group, Inc.	193,700	6,991
*		Petrohawk Energy Corp.	295,393	6,983
*		Uranium One Inc.	1,504,400	6,946
*		EXCO Resources, Inc.	307,837	6,871
*		Forest Oil Corp.	108,755	6,409
*		ION Geophysical Corp.	393,433	6,267
*		Bois d’Arc Energy, Inc.	243,515	5,820
*		PetroQuest Energy, Inc.	279,310	5,804
*		Hornbeck Offshore Services, Inc.	111,700	5,570
*		Bill Barrett Corp.	99,211	5,102
*		Whiting Petroleum Corp.	65,866	5,040
*		Dawson Geophysical Co.	66,300	4,796
*		Dresser Rand Group, Inc.	125,400	4,586
*		Contango Oil & Gas Co.	58,098	4,452
		Frontier Oil Corp.	152,500	3,790

*		Parker Drilling Co.	425,529	3,413
*		Continental Resources, Inc.	77,192	3,317
*		Matrix Service Co.	160,000	3,218
*	^	McMoRan Exploration Co.	104,300	2,860
		Cabot Oil & Gas Corp.	49,600	2,826
*		Gulfmark Offshore, Inc.	47,064	2,814
*		Grey Wolf, Inc.	442,000	2,771
*		Global Industries Ltd.	168,810	2,694
*		T-3 Energy Services, Inc.	49,270	2,602
*		Newpark Resources, Inc.	449,909	2,470
		Gulf Island Fabrication, Inc.	61,500	2,432
*		Complete Production Services, Inc.	87,572	2,365
*		Callon Petroleum Co.	113,795	2,276
*		Warren Resources Inc.	180,451	2,216
*		SEACOR Holdings Inc.	22,890	1,948
		Berry Petroleum Class A	37,925	1,878
*		Basic Energy Services Inc.	73,080	1,695
*		Trico Marine Services, Inc.	44,944	1,694
		Cimarex Energy Co.	23,700	1,477
*		Union Drilling, Inc.	86,260	1,459
*		OYO Geospace Corp.	29,894	1,447
*		Petroleum Development Corp.	16,699	1,256
*		Cal Dive International, Inc.	96,180	1,172
		Atlas America, Inc.	14,497	1,008
		Knightsbridge Tankers Ltd.	34,325	991
		Patterson-UTI Energy, Inc.	33,000	922
		Lufkin Industries, Inc.	11,692	882
		Holly Corp.	18,000	747
*		Alpha Natural Resources, Inc.	13,681	666
*		Vaalco Energy, Inc.	96,400	625
		Ship Finance International Ltd.	20,300	615
	^	Double Hull Tankers, Inc.	53,800	551
*		Bolt Technology Corp.	25,350	460
*		Energy Partners, Ltd.	36,267	441
*		Pioneer Drilling Co.	24,113	394
		Delek US Holdings, Inc.	26,500	292
*		Gulfport Energy Corp.	24,641	286
*		Harvest Natural Resources, Inc.	28,940	275
*		NATCO Group Inc.	3,900	197
*		Prime Energy Corp.	625	36
*		International Coal Group, Inc.	4,402	35
		APCO Argentina Inc.	318	8
				1,111,302
Financials (6.1%)
		Cash America International Inc.	1,086,900	44,335
*		Affiliated Managers Group, Inc.	340,530	33,828
	^	CapitalSource Inc. REIT	1,887,349	26,517
		Waddell & Reed Financial, Inc.	756,000	25,598
		Jefferies Group, Inc.	1,266,563	23,811
		Platinum Underwriters Holdings, Ltd.	466,200	16,723
		Aspen Insurance Holdings Ltd.	613,700	15,950
		U-Store-It Trust REIT	1,229,000	14,834
		Eaton Vance Corp.	392,300	14,358
*		ProAssurance Corp.	262,500	13,868
*	^	Western Alliance Bancorp	1,050,900	13,420
		People’s United Financial Inc.	780,900	13,252
*		Markel Corp.	30,500	13,249
		Reinsurance Group of America, Inc.	251,100	13,052
*		Nasdaq Stock Market Inc.	353,100	12,870

		Federated Investors, Inc.	346,500	11,601
		Huntington Bancshares Inc.	1,175,300	11,036
		Lazard Ltd. Class A	277,035	10,843
		SEI Investments Co.	451,700	10,511
*		Investment Technology Group, Inc.	210,230	10,146
		UMB Financial Corp.	201,311	9,993
		PartnerRe Ltd.	131,416	9,722
		Janus Capital Group Inc.	331,900	9,313
*		Interactive Brokers Group, Inc.	293,530	9,267
		Digital Realty Trust, Inc. REIT	225,650	8,744
*		SVB Financial Group	170,700	8,306
2		Advanta Corp. Class A	1,000,000	7,590
		MFA Mortgage Investments, Inc. REIT	1,077,700	7,533
	^	Greenhill & Co., Inc.	112,357	7,309
*		Knight Capital Group, Inc. Class A	384,868	7,201
*		Aberdeen Asset Management PLC	2,546,387	7,119
		Ventas, Inc. REIT	146,300	7,104
		Assurant, Inc.	108,500	7,053
		Highwood Properties, Inc. REIT	199,500	6,990
		Bank of Hawaii Corp.	123,700	6,783
		Home Properties, Inc. REIT	124,000	6,519
		Mid-America Apartment Communities, Inc. REIT	124,100	6,515
		Transatlantic Holdings, Inc.	99,374	6,444
		Tanger Factory Outlet Centers, Inc. REIT	159,200	6,422
		UDR, Inc. REIT	245,600	6,209
		First Community Bancorp	288,200	6,193
		Jones Lang LaSalle Inc.	78,600	6,100
*		Philadelphia Consolidated Holding Corp.	163,600	6,034
		Taubman Co. REIT	105,100	5,956
		Nationwide Health Properties, Inc. REIT	159,700	5,752
		Washington REIT	148,800	5,287
		QC Holdings Inc.	586,580	5,144
		First Industrial Realty Trust REIT	159,900	4,831
	^	The St. Joe Co.	110,300	4,486
		Cullen/Frost Bankers, Inc.	77,900	4,348
		IPC Holdings Ltd.	142,600	4,151
		Max Re Capital Ltd.	176,700	4,137
		Alexandria Real Estate Equities, Inc. REIT	39,200	4,117
		Popular, Inc.	321,578	4,010
*		Dollar Financial Corp.	179,200	3,867
*		FCStone Group, Inc.	87,585	3,628
	^	City Bank Lynnwood (WA)	185,000	3,352
		National City Corp.	500,000	3,150
	^	National Financial Partners Corp.	113,260	3,049
*		MF Global Ltd.	210,500	2,772
*		Alleghany Corp.	7,731	2,663
		Southside Bancshares, Inc.	102,830	2,481
*		Stifel Financial Corp.	48,689	2,302
		Apartment Investment & Management Co. Class A REIT	61,593	2,278
		Grubb & Ellis Co.	352,500	2,164
		Rayonier Inc. REIT	46,700	1,963
		Saul Centers, Inc. REIT	37,400	1,866
		Gamco Investors Inc. Class A	39,892	1,835
		SL Green Realty Corp. REIT	19,556	1,815
		HCC Insurance Holdings, Inc.	70,081	1,730
		Forest City Enterprise Class A	45,300	1,673
		Weingarten Realty Investors REIT	43,500	1,605
	^	GLG Partners, Inc.	192,300	1,586
		Post Properties, Inc. REIT	43,200	1,585

		Equity Lifestyle Properties, Inc. REIT	30,700	1,518
		Entertainment Properties Trust REIT	28,300	1,510
		The Hanover Insurance Group Inc.	32,110	1,441
*		Cardtronics Inc.	167,300	1,387
		Odyssey Re Holdings Corp.	38,500	1,378
		Duke Realty Corp. REIT	55,800	1,363
		Maguire Properties, Inc. REIT	84,000	1,352
		Federal Realty Investment Trust REIT	15,300	1,257
		City Holding Co.	29,636	1,232
		Associated Estates Realty Corp. REIT	96,510	1,168
		EastGroup Properties, Inc. REIT	23,100	1,102
		Kilroy Realty Corp. REIT	20,900	1,093
*		World Acceptance Corp.	24,800	977
		Douglas Emmett, Inc. REIT	38,254	909
		Getty Realty Holding Corp. REIT	47,600	862
		NYMAGIC, Inc.	29,033	661
*		Alexander’s, Inc. REIT	1,700	606
		Suffolk Bancorp	14,600	473
		Amtrust Financial Services Inc.	25,800	401
		Westamerica Bancorporation	6,600	386
		S & T Bancorp, Inc.	10,700	365
		Frontier Financial Corp.	20,400	326
		TrustCo Bank NY	33,200	290
		Ramco-Gershenson Properties Trust REIT	12,260	275
*		First Cash Financial Services, Inc.	16,900	251
	^	The First Marblehead Corp.	58,800	218
		Universal Insurance Holdings, INC.	49,460	176
*	^	ZipRealty, Inc.	27,275	136
	^	Sierra Bancorp	5,536	120
		Sun Communities, Inc. REIT	5,900	115
		East West Bancorp, Inc.	7,900	112
		optionsXpress Holdings Inc.	4,700	101
		Southwest Bancorp, Inc.	5,601	99
		Fidelity Southern Corp.	12,814	98
		TriCo Bancshares	5,599	95
	^	First Busey Corp.	4,800	95
		Urstadt Biddle Properties Class A REIT	5,220	88
		SWS Group, Inc.	6,060	80
*		MSCI, Inc.-Class A Shares	2,300	71
*		Seabright Insurance Holdings, Inc.	3,342	52
		StellarOne Corp.	1,878	30
*		NewStar Financial, Inc.	4,700	25
*		Reis, Inc.	4,690	24
		Wesco Financial Corp.	40	17
		United Western Bancorp. Inc.	530	9
*		Robert Realty Investors, Inc.	870	6
		Pathfinder Bancorp, Inc.	580	5
		Peoples Bancorp of North Carolina	366	5
		Meta Financial Group, Inc.	109	2
		Investors Capital Holdings, Ltd.	400	2
		First State Bancorporation	100	1
				644,213
Health Care (16.7%)
		Biotechnology (4.2%)
*		Cephalon, Inc.	1,272,944	79,444
*		Millennium Pharmaceuticals, Inc.	2,123,900	52,821
*		Alkermes, Inc.	2,640,300	32,819
*	^	Isis Pharmaceuticals, Inc.	2,161,049	25,457
*		Regeneron Pharmaceuticals, Inc.	997,964	19,580

*		Celgene Corp.	299,670	18,621
*	^	Amylin Pharmaceuticals, Inc.	625,200	17,243
*		Human Genome Sciences, Inc.	2,627,800	17,212
*		Medarex, Inc.	2,267,600	16,259
*		LifeCell Corp.	316,720	16,083
*		BioMarin Pharmaceutical Inc.	435,800	15,889
*		Seattle Genetics, Inc.	1,558,504	15,834
*		Applera Corp.-Celera Genomics Group	1,055,091	14,117
*		Martek Biosciences Corp.	399,630	14,091
*		PDL BioPharma Inc.	1,033,110	13,699
*		Myriad Genetics, Inc.	271,000	11,257
*		Onyx Pharmaceuticals, Inc.	303,500	10,671
*		Alexion Pharmaceuticals, Inc.	107,200	7,545
*		OSI Pharmaceuticals, Inc.	173,700	6,019
*		Alnylam Pharmaceuticals Inc.	225,400	5,653
*		Vertex Pharmaceuticals, Inc.	195,347	4,985
*		Cell Genesys, Inc.	1,210,500	4,648
*		ImmunoGen, Inc.	1,286,000	4,141
*	^	Enzon Pharmaceuticals, Inc.	465,000	4,055
*		Cytokinetics, Inc.	890,149	3,071
*		United Therapeutics Corp.	31,795	2,687
*		Incyte Corp.	238,700	2,590
*		CV Therapeutics, Inc.	250,853	2,295
*		XOMA Ltd.	698,200	1,690
*		Cubist Pharmaceuticals, Inc.	24,000	465
*		Momenta Pharmaceuticals, Inc.	18,500	259
*		Celsion Corp.	531	3
		Health Care Equipment & Supplies (3.7%)
		DENTSPLY International Inc.	1,144,539	44,488
*		Edwards Lifesciences Corp.	579,400	32,110
*		Hologic, Inc.	1,082,680	31,603
*		Haemonetics Corp.	453,100	25,931
*		IDEXX Laboratories Corp.	479,300	25,499
*		ResMed Inc.	462,430	19,940
*		Align Technology, Inc.	1,528,900	18,775
		Mindray Medical International Ltd. ADR	548,900	18,663
		Cooper Cos., Inc.	526,180	18,416
*		Intuitive Surgical, Inc.	55,864	16,159
*		Inverness Medical Innovations, Inc.	419,100	15,507
*		Varian Medical Systems, Inc.	322,245	15,107
*		Cyberonics, Inc.	889,200	14,049
*		Gen-Probe Inc.	234,700	13,228
		Beckman Coulter, Inc.	161,860	11,055
*		Kinetic Concepts, Inc.	266,740	10,579
*		Immucor Inc.	332,870	8,981
*	^	ArthroCare Corp.	189,200	8,525
*		Cynosure Inc.	256,130	6,665
*	^	Integra LifeSciences Holdings	132,708	5,623
*		Zoll Medical Corp.	128,448	4,288
		Meridian Bioscience Inc.	148,000	3,986
*		Natus Medical Inc.	191,098	3,759
		Invacare Corp.	174,175	3,142
*		Masimo Corp.	99,425	2,898
*		CryoLife Inc.	261,855	2,781
		Mentor Corp.	73,700	2,157
*		Merit Medical Systems, Inc.	122,500	1,802
*		CONMED Corp.	64,356	1,642
		Analogic Corp.	27,866	1,605
*		Orthofix International N.V.	50,766	1,562

*		Angiodynamics, Inc.	75,178	1,111
*		Sonic Innovations, Inc.	206,804	885
*		Osteotech, Inc.	137,510	696
*		IRIS International, Inc.	38,777	529
*		Medical Action Industries Inc.	22,200	364
		Atrion Corp.	2,111	236
		STERIS Corp.	8,500	236
*		Northstar Neuroscience, Inc.	52,300	94
*		Angeion Corp.	11,890	85
*		Anika Resh Inc.	8,580	74
*		MTS Medication Tech	6,293	65
*		Greatbatch, Inc.	3,040	55
*		Wright Medical Group, Inc.	1,518	42
*		Vascular Solutions, Inc.	4,451	28
*		SonoSite, Inc.	760	24
		Health Care Providers & Services (3.5%)
*		Henry Schein, Inc.	870,542	48,202
*		Pediatrix Medical Group, Inc.	423,027	28,774
*		Patterson Cos.	761,750	26,052
*		Amedisys Inc.	429,180	22,232
*		Health Net Inc.	746,786	21,873
*		Community Health Systems, Inc.	537,000	20,154
*		Psychiatric Solutions, Inc.	496,940	17,249
*		LifePoint Hospitals, Inc.	528,500	15,918
*		inVentiv Health, Inc.	504,670	15,004
*		Sun Healthcare Group Inc.	1,127,500	14,827
*		Coventry Health Care Inc.	330,100	14,765
*		Healthways, Inc.	398,530	14,558
		Universal Health Services Class B	209,700	13,136
*		MWI Veterinary Supply Inc.	310,143	10,691
*		DaVita, Inc.	176,085	9,229
*		Lincare Holdings, Inc.	327,500	7,971
		Chemed Corp.	199,800	6,813
*		WellCare Health Plans Inc.	143,000	6,261
		Owens & Minor, Inc. Holding Co.	134,400	6,091
*		Skilled Healthcare Group Inc.	460,500	5,572
*		Kindred Healthcare, Inc.	223,500	5,304
*		Universal American Corp.	424,710	4,557
*		Tenet Healthcare Corp.	708,600	4,535
*	^	Emergency Medical Services LP Class A	199,700	4,507
*		Air Methods Corp.	103,680	4,158
*		Apria Healthcare Group Inc.	188,300	3,318
*		Sunrise Senior Living, Inc.	135,880	2,915
*		Gentiva Health Services, Inc.	107,000	2,326
*		Providence Service Corp.	67,900	1,911
*	^	Virtual Radiologic Corp.	129,300	1,806
*		HMS Holdings Corp.	69,119	1,781
*		CorVel Corp.	49,000	1,612
*		Hanger Orthopedic Group, Inc.	106,010	1,251
*		Healthspring, Inc.	68,900	1,160
*		American Dental Partners, Inc.	91,833	1,065
*		Res-Care, Inc.	59,403	968
*		MedCath Corp.	32,300	599
*		RehabCare Group, Inc.	26,070	443
*		IntegraMed America, Inc.	38,528	379
		National Healthcare Corp.	6,926	347
*		Matria Healthcare, Inc.	8,600	219
*		RadNet, Inc.	30,728	215
*		Medical Staffing Network Holdings, Inc.	8,099	35

		Birner Dental Management Services, Inc.	200	4
		Health Care Technolgy (0.6%)
*		The TriZetto Group, Inc.	985,500	20,745
*		Eclipsys Corp.	886,800	18,419
*		HLTH Corp.	1,022,700	11,372
*		Cerner Corp.	144,827	6,701
		IMS Health, Inc.	165,300	4,091
*		A.D.A.M., Inc.	10,070	70
		Life Science Tools & Services (2.9%)
*		Covance, Inc.	599,477	50,230
		Pharmaceutical Product Development, Inc.	962,156	39,853
*		Qiagen NV	1,378,400	30,614
*		Invitrogen Corp.	253,387	23,709
*		Varian, Inc.	353,106	17,984
*		Bruker BioSciences Corp.	1,387,614	16,818
*		Luminex Corp.	806,700	15,739
*		Illumina, Inc.	193,637	15,082
*		Nektar Therapeutics	3,125,900	15,067
*		Techne Corp.	155,300	11,262
		PerkinElmer, Inc.	388,838	10,328
*		Exelixis, Inc.	1,108,300	8,434
*		Kendle International Inc.	180,868	7,721
*		ICON Plc - ADR	94,004	6,768
*		PAREXEL International Corp.	242,472	6,159
*		Waters Corp.	96,231	5,914
*		Charles River Laboratories, Inc.	80,940	4,699
*		Dionex Corp.	50,700	3,966
*		Bio-Rad Laboratories, Inc. Class A	20,870	1,740
*		Affymetrix, Inc.	154,751	1,688
*		Pharmanet Development Group, Inc.	60,477	1,443
		Applera Corp.-Applied Biosystems Group	44,300	1,414
*		Harvard Bioscience, Inc.	265,386	1,306
*		Albany Molecular Research, Inc.	86,887	1,010
*		Millipore Corp.	11,800	827
*		eResearch Technology, Inc.	41,800	509
*		Bioanalytical Systems, Inc.	2,680	15
		Pharmaceuticals (1.8%)
*		Endo Pharmaceuticals Holdings, Inc.	1,271,440	31,570
*		Xenoport Inc.	487,113	20,839
*		Barr Pharmaceuticals Inc.	312,195	15,682
		Dr. Reddy’s Laboratories Ltd. ADR	979,500	14,957
		Hikma Pharmaceuticals PLC	1,372,514	12,734
		Perrigo Co.	310,051	12,709
		Medicis Pharmaceutical Corp.	447,142	9,211
*		Warner Chilcott Ltd.	452,100	7,781
*		The Medicines Co.	391,500	7,732
*		Sciele Pharma, Inc.	395,573	7,623
*		Durect Corp.	1,671,700	7,590
*		K-V Pharmaceutical Co. Class A	289,900	7,085
*		Cypress Bioscience, Inc.	1,061,450	6,984
*		Impax Laboratories, Inc.	570,900	5,321
*		Eurand NV	323,577	5,161
*	^	Pain Therapeutics, Inc.	488,038	3,387
*		Watson Pharmaceuticals, Inc.	99,890	3,101
*		Obagi Medical Products, Inc.	361,537	2,896
	^	Mylan Inc.	129,910	1,711
*		Caraco Pharmaceutical Laboratories, Ltd.	74,893	1,234
*	^	Questcor Pharmaceuticals, Inc.	231,984	984
*		Replidyne, Inc.	157,501	221

*	^	Pozen Inc.	13,200	175
*		Bentley Pharmaceuticals, Inc.	5,100	79
*		King Pharmaceuticals, Inc.	5,596	53
*		Vivus, Inc.	7,900	45
*		Noven Pharmaceuticals, Inc.	1,524	14
				1,755,615
Industrials (17.0%)
		Aerospace & Defense (1.5%)
*		Alliant Techsystems, Inc.	268,950	29,520
*		AerCap Holdings NV	1,474,017	25,471
*		Teledyne Technologies, Inc.	374,990	22,023
*		BE Aerospace, Inc.	525,748	21,219
		Safran SA	897,434	18,760
		Precision Castparts Corp.	102,514	12,052
*		Esterline Technologies Corp.	112,210	6,246
		Triumph Group, Inc.	93,500	5,504
*		Stanley Inc.	159,797	4,032
*		TransDigm Group, Inc.	78,100	2,965
*		AAR Corp.	125,146	2,928
*		Ceradyne, Inc.	49,200	1,917
		Cubic Corp.	56,320	1,527
*		Ducommun, Inc.	23,200	756
		HEICO Corp.	8,400	433
		Curtiss-Wright Corp.	7,266	345
*		Herley Industries Inc.	20,494	250
*		Orbital Sciences Corp.	9,100	245
*		Edac Technologies Corp.	33,598	240
*		Ladish Co., Inc.	4,300	129
*		MTC Technologies, Inc.	1,200	29
		Air Freight & Logistics (0.2%)
		UTI Worldwide, Inc.	972,855	21,383
		Pacer International, Inc.	143,300	2,660
*		Dynamex Inc.	91,378	2,296
		Forward Air Corp.	10,200	348
*		Park-Ohio Holdings Corp.	15,223	254
		Airlines (0.3%)
*	^	AirTran Holdings, Inc.	3,060,053	10,435
*		Airasia Bhd.	20,949,800	8,367
		UAL Corp.	385,400	5,742
		Skywest, Inc.	165,457	3,149
*		Copa Holdings SA Class A	39,400	1,540
*		Pinnacle Airlines Corp.	79,171	659
*		Delta Air Lines Inc.	18,900	161
		Building Products (0.0%)
		AAON, Inc.	102,483	1,853
		Apogee Enterprises, Inc.	41,375	923
		Insteel Industries, Inc.	21,802	272
		Lennox International Inc.	4,090	136
		Commercial Services & Supplies (5.5%)
		The Dun & Bradstreet Corp.	651,700	54,938
*		Stericycle, Inc.	735,650	39,269
*		The Advisory Board Co.	750,715	34,998
*		Covanta Holding Corp.	1,307,300	34,813
*		Corrections Corp. of America	1,340,421	34,181
*		Tetra Tech, Inc.	1,584,133	33,473
*		FTI Consulting, Inc.	485,454	31,069
		Equifax, Inc.	565,054	21,625
		McGrath RentCorp	821,300	21,214
		Ritchie Brothers Auctioneers Inc.	799,180	19,940

		Robert Half International, Inc.	613,100	14,530
*		Waste Connections, Inc.	440,200	14,117
		Watson Wyatt & Co. Holdings	236,375	13,856
*		IHS Inc. Class A	194,100	12,820
*		Geo Group Inc.	479,083	12,672
		China Everbright International, Ltd.	29,931,000	11,917
*		ChoicePoint Inc.	228,870	11,066
*		Allied Waste Industries, Inc.	871,050	10,766
*		Kenexa Corp.	605,440	10,589
		Steelcase Inc.	933,397	10,342
*		Clean Harbors Inc.	148,140	9,773
*		GeoEye Inc.	422,401	9,728
		Healthcare Services Group, Inc.	547,800	8,359
*	^	RSC Holdings Inc.	875,130	8,086
		The Brink’s Co.	110,000	8,003
*		Mobile Mini, Inc.	358,990	7,629
*		Consolidated Graphics, Inc.	128,000	7,446
*		Copart, Inc.	135,700	5,546
		American Ecology Corp.	207,300	5,510
*		United Stationers, Inc.	111,700	4,925
		Interface, Inc.	347,550	4,463
*		Huron Consulting Group Inc.	99,500	4,165
*		Spherion Corp.	788,905	3,897
*		Layne Christensen Co.	90,469	3,860
*		First Advantage Corp. Class A	170,700	3,501
*		PeopleSupport Inc.	334,300	3,306
		Bowne & Co., Inc.	179,099	2,980
		Resources Connection, Inc.	134,300	2,714
		Manpower Inc.	37,005	2,484
*		Kforce Inc.	272,188	2,240
	^	HNI Corp.	95,700	2,083
		The Corporate Executive Board Co.	46,800	2,039
		Heidrick & Struggles International, Inc.	67,700	2,026
*		CRA International Inc.	54,787	1,889
*		M&F Worldwide Corp.	49,700	1,710
		CDI Corp.	61,080	1,661
		VSE Corp.	36,795	1,230
		Rollins, Inc.	65,355	1,041
*		GP Strategies Corp.	116,640	991
*		LECG Corp.	94,348	980
		Kimball International, Inc. Class B	91,010	935
		Kelly Services, Inc. Class A	41,226	917
		Comfort Systems USA, Inc.	45,020	612
*		Exponent, Inc.	14,422	487
		Barrett Business Services, Inc.	39,184	470
		Herman Miller, Inc.	18,600	434
*		Team, Inc.	14,100	419
		Waste Industries USA, Inc.	10,250	387
*		Learning Tree International, Inc.	17,928	320
*		North American Galvanizing & Coatings Inc.	58,200	307
*		Industrial Services of America, Inc.	19,900	231
*		Westaff Inc.	94,500	189
		ABM Industries Inc.	4,820	101
*		National Technical Systems, Inc.	13,571	78
*		Nashua Corp.	7,407	75
*		Hudson Highland Group, Inc.	6,500	58
		Angelica Corp.	443	7
*		A.T. Cross Co. Class A	540	4
		Construction & Engineering (1.3%)

		Chicago Bridge & Iron Co. N.V.	1,228,732	48,953
*		Jacobs Engineering Group Inc.	309,900	26,754
		Outotec Oyj	266,677	16,612
*		Aecom Technology Corp.	434,572	11,933
*		Quanta Services, Inc.	389,925	10,349
*		Shaw Group, Inc.	208,737	10,316
*		Perini Corp.	229,305	8,296
*		Michael Baker Corp.	163,100	3,435
*		EMCOR Group, Inc.	37,200	932
*		Northwest Pipe Co.	11,673	496
*		Meadow Valley Corp.	24,450	246
*		Furmanite Corp.	18,975	161
		Electrical Equipment (1.6%)
*		First Solar, Inc.	103,720	30,285
*		Suntech Power Holdings Co., Ltd. ADR	452,600	20,245
*		General Cable Corp.	295,165	19,776
		Ametek, Inc.	375,420	18,215
		Acuity Brands, Inc.	339,420	16,238
*		EnerSys	669,130	15,658
		Roper Industries Inc.	184,825	11,481
		Hubbell Inc. Class B	146,500	6,553
		Regal-Beloit Corp.	147,200	5,460
		Belden Inc.	149,100	5,031
		Woodward Governor Co.	137,400	4,827
*		II-VI, Inc.	107,800	4,004
*		AZZ Inc.	125,800	3,356
*		GrafTech International Ltd.	132,500	2,604
*	^	Evergreen Solar, Inc.	50,700	436
*		SL Industries, Inc.	10,730	189
*		Powell Industries, Inc.	1,400	59
*		La Barge, Inc.	1,980	26
		Tech/Ops Sevcon, Inc.	2,820	20
*		Nortech Systems, Inc.	2,500	16
*		Coleman Cable Inc.	970	12
*		Servotronics Inc.	100	2
		Industrial Conglomerates (0.4%)
*		McDermott International, Inc.	402,900	21,587
		Walter Industries, Inc.	129,066	8,952
		Carlisle Co., Inc.	148,880	4,300
		Teleflex Inc.	38,959	2,146
		Machinery (3.8%)
		Kennametal, Inc.	1,256,898	43,702
*		RBC Bearings Inc.	920,628	36,798
		The Manitowoc Co., Inc.	933,780	35,316
		SPX Corp.	240,270	29,553
		Harsco Corp.	495,290	29,386
		Donaldson Co., Inc.	639,700	27,853
		Lincoln Electric Holdings, Inc.	258,173	19,699
		Albany International Corp.	490,700	17,812
		Flowserve Corp.	126,035	15,640
*		AGCO Corp.	234,035	14,073
		Barnes Group, Inc.	450,030	11,737
		Crane Co.	204,995	8,392
		Robbins & Myers, Inc.	195,080	7,776
		Trinity Industries, Inc.	245,060	7,450
		The Toro Co.	157,613	6,681
*		Flow International Corp.	660,410	6,624
*		Hansen Transmissions	1,500,000	6,561
*		Hurco Cos., Inc.	137,165	6,281

		Oshkosh Truck Corp.	150,100	6,094
*		Astec Industries, Inc.	158,725	5,817
*		Kadant Inc.	213,900	5,579
		Valmont Industries, Inc.	51,600	5,081
*		Chart Industries, Inc.	120,900	4,913
*		Columbus McKinnon Corp.	170,188	4,818
		Cummins Inc.	75,400	4,724
*		Gardner Denver Inc.	96,600	4,487
		Ampco-Pittsburgh Corp.	96,600	4,368
		Lindsay Manufacturing Co.	38,100	3,967
		Mueller Industries Inc.	107,100	3,467
		Kaydon Corp.	57,600	3,017
*		L.B. Foster Co. Class A	92,500	2,969
		The Timken Co.	64,900	2,346
		Dynamic Materials Corp.	40,900	1,924
		Bucyrus International, Inc.	12,600	1,587
		Pall Corp.	35,700	1,241
		CLARCOR Inc.	20,200	848
		Twin Disc, Inc.	41,585	750
*		EnPro Industries, Inc.	20,057	728
		The Eastern Co.	31,450	605
		Sun Hydraulics Corp.	16,000	483
		Tennant Co.	13,986	477
		Hardinge, Inc.	26,767	446
		NACCO Industries, Inc. Class A	4,555	409
*		K-Tron International, Inc	1,605	220
*		Gehl Co.	9,857	152
		NN, Inc.	8,837	89
*		Taylor Devices Inc.	8,030	41
		Xerium Technologies Inc.	11,600	20
*		The Middleby Corp.	180	11
		Met-Pro Corp.	116	1
		Marine (0.3%)
	^	Genco Shipping and Trading Ltd.	137,100	9,275
*		Kirby Corp.	144,900	7,946
		Horizon Lines Inc.	534,454	5,638
	^	Dryships Inc.	47,030	3,880
*		Ultrapetrol Bahamas Ltd.	32,459	312
		Road & Rail (1.5%)
		J.B. Hunt Transport Services, Inc.	845,400	28,718
		Knight Transportation, Inc.	1,470,500	24,984
*		Kansas City Southern	545,653	24,598
		Con-way, Inc.	442,100	20,447
		Werner Enterprises, Inc.	986,900	19,195
		Heartland Express, Inc.	1,169,520	18,092
*		Avis Budget Group, Inc.	569,000	7,556
*		Hertz Global Holdings Inc.	551,542	7,093
*		Genesee & Wyoming Inc. Class A	185,000	6,601
		Landstar System, Inc.	8,600	447
*		Saia, Inc.	11,500	159
		Trading Companies & Distributors (0.6%)
		MSC Industrial Direct Co., Inc. Class A	776,640	37,869
		Watsco, Inc.	250,700	11,374
		GATX Corp.	126,800	5,579
		Applied Industrial Technology, Inc.	184,805	4,465
		Textainer Group Holdings Ltd.	147,800	2,527
		Kaman Corp. Class A	56,958	1,544
*		NuCo2, Inc.	6,000	166
		Lawson Products, Inc.	140	4

				1,786,703
Information Technology (21.0%)
		Communications Equipment (2.9%)
*		Ciena Corp.	1,705,285	57,656
*		Blue Coat Systems, Inc.	1,219,824	25,750
*		NICE-Systems Ltd. ADR	787,567	25,076
*		ViaSat, Inc.	1,019,600	22,533
*		Comverse Technology, Inc.	1,062,700	18,528
*		Riverbed Technology, Inc.	1,286,100	17,581
*		Polycom, Inc.	762,895	17,089
		ADTRAN Inc.	655,670	15,513
*		Sycamore Networks, Inc.	4,803,200	15,466
*		ADC Telecommunications, Inc.	993,400	13,927
*		OpNext, Inc.	1,686,740	9,952
*		Powerwave Technologies, Inc.	3,057,600	8,347
*		Acme Packet, Inc.	832,826	7,620
*		Harris Stratex Networks, Inc. Class A	655,775	6,223
*		Comtech Telecommunications Corp.	147,147	5,699
*		EMS Technologies, Inc.	198,706	5,139
*		Harmonic, Inc.	608,055	5,029
*		CommScope, Inc.	105,530	5,018
*		Bookham, Inc.	2,247,400	3,821
*		JDS Uniphase Corp.	261,500	3,742
*		Avocent Corp.	140,043	2,732
*		Aruba Networks, Inc.	404,500	2,411
*		Network Equipment Technologies, Inc.	148,303	964
*		NETGEAR, Inc.	59,430	963
*		Tekelec	61,706	908
*		Airvana, Inc.	139,300	900
*		PC-Tel, Inc.	107,804	886
*		Oplink Communications, Inc.	78,256	752
*		Mastec Inc.	73,681	603
*		Loral Space and Communications Ltd.	25,545	552
*		MRV Communications Inc.	249,177	391
*		Digi International, Inc.	44,374	366
*		Dycom Industries, Inc.	22,100	318
*		SeaChange International, Inc.	4,981	36
*		OPTELECOM INC	300	2
		Computers & Peripherals (0.8%)
*		Western Digital Corp.	576,820	16,722
*		Brocade Communications Systems, Inc.	1,544,000	11,055
*		Hutchinson Technology, Inc.	708,950	10,025
*		Emulex Corp.	691,577	9,053
*		Novatel Wireless, Inc.	901,292	8,040
*		NetApp, Inc.	238,475	5,771
*		Lexmark International, Inc.	178,000	5,587
*		Teradata Corp.	253,460	5,396
*	^	Data Domain, Inc.	202,495	4,404
*		Super Micro Computer Inc.	349,400	2,607
*		Stratasys, Inc.	113,400	2,204
*		Synaptics Inc.	43,400	1,473
*		Hypercom Corp.	335,144	1,431
*		QLogic Corp.	73,800	1,178
*		Electronics for Imaging, Inc.	32,546	469
*		Immersion Corp.	26,800	303
*		Rimage Corp.	10,608	190
		Electronic Equipment & Instruments (2.5%)
*		Mettler-Toledo International Inc.	563,615	53,690
*		Littelfuse, Inc.	708,400	26,041

*		Ingram Micro, Inc. Class A	1,484,800	25,256
*		Avnet, Inc.	807,310	21,143
		Amphenol Corp.	381,460	17,616
*		Arrow Electronics, Inc.	641,159	17,446
*		Trimble Navigation Ltd.	417,900	13,703
*		FLIR Systems, Inc.	364,884	12,526
*		Cogent Inc.	1,059,650	9,887
*		Dolby Laboratories Inc.	244,600	9,821
*	^	Multi-Fineline Electronix, Inc.	413,600	7,817
*		Anixter International Inc.	90,900	5,179
*		Rofin-Sinar Technologies Inc.	127,552	4,857
*		TTM Technologies, Inc.	364,700	4,854
		MTS Systems Corp.	121,745	4,186
*		FARO Technologies, Inc.	114,137	4,022
		National Instruments Corp.	130,400	3,836
*		Plexus Corp.	122,000	2,939
*		Electro Scientific Industries, Inc.	162,483	2,666
*		Vishay Intertechnology, Inc.	251,130	2,373
		Technitrol, Inc.	88,515	1,859
*		OSI Systems Inc.	57,413	1,404
*		Itron, Inc.	14,728	1,371
		AVX Corp.	97,740	1,287
*		PC Connection, Inc.	143,700	1,073
*		Coherent, Inc.	33,315	993
*		Checkpoint Systems, Inc.	36,652	950
*		Measurement Specialties, Inc.	52,591	851
*		Spectrum Control, Inc.	91,879	788
*		Perceptron, Inc.	52,498	528
*		IntriCon Corp.	39,778	377
*		Gerber Scientific, Inc.	39,400	365
*		CPI International, Inc.	22,030	252
*		ScanSource, Inc.	9,600	240
*		Zones, Inc.	16,184	139
*		Tessco Technologies, Inc.	4,370	59
*		ADDvantage Technologies Group, Inc.	14,950	58
		Keithley Instruments Inc.	4,641	49
*		Vicon Industries Inc.	6,430	33
*		Schmitt Industries Inc.	4,100	26
		Mesa Laboratories, Inc.	413	9
*		LeCroy Corp.	1,052	8
*		Data I/O Corp.	1,210	6
*		RF Monolithics, Inc.	1,600	4
*		PAR Technology Corp.	400	3
*		Sutron Corp.	322	2
		Internet Software & Services (1.6%)
*		Ariba, Inc.	2,775,320	32,943
*		ValueClick, Inc.	1,060,765	21,162
*		VistaPrint Ltd.	440,845	15,002
*		VeriSign, Inc.	267,895	9,658
		InfoSpace, Inc.	713,000	8,599
*		DealerTrack Holdings Inc.	435,000	8,369
		Marchex, Inc.	792,100	8,182
*		Interwoven Inc.	665,069	7,489
*		Sohu.com Inc.	103,000	7,120
*		Omniture, Inc.	240,800	5,495
*		Vignette Corp.	463,300	5,351
*		j2 Global Communications, Inc.	239,644	5,128
		United Online, Inc.	443,322	4,735
*		Greenfield Online, Inc.	403,450	4,603

*		Vocus, Inc.	142,850	3,970
*		Digital River, Inc.	115,430	3,792
*		EarthLink, Inc.	376,775	3,440
*		Akamai Technologies, Inc.	90,500	3,237
*	^	WebMD Health Corp. Class A	102,600	3,217
*		AsiaInfo Holdings, Inc.	241,791	2,943
*		S1 Corp.	325,600	2,201
*	^	Bankrate, Inc.	33,300	1,740
*		Chordiant Software, Inc.	238,974	1,090
*		SonicWALL, Inc.	136,144	1,047
*		Keynote Systems Inc.	79,766	921
*		Internet Gold-Golden Lines Ltd.	61,386	633
*		Websense, Inc.	26,400	513
		TheStreet.com, Inc.	45,426	355
	^	Imergent, Inc.	26,850	306
*		Perficient, Inc.	6,715	62
*		Onvia.com, Inc.	3,920	23
		IT Services (3.4%)
		Syntel, Inc.	1,064,896	35,259
*		Alliance Data Systems Corp.	576,742	33,111
	^	Heartland Payment Systems, Inc.	1,352,630	29,623
		Global Payments Inc.	558,885	24,736
*		NeuStar, Inc. Class A	815,403	22,432
*		Sapient Corp.	2,829,495	20,146
*		Hewitt Associates, Inc.	469,215	19,238
*		VeriFone Holdings, Inc.	1,639,200	18,343
*		CyberSource Corp.	936,160	16,991
*		Affiliated Computer Services, Inc. Class A	312,710	16,564
		Total System Services, Inc.	645,904	15,373
*		Cognizant Technology Solutions Corp.	415,923	13,414
*		Euronet Worldwide, Inc.	729,900	12,905
*	^	DST Systems, Inc.	215,359	12,887
*		MPS Group, Inc.	1,086,051	11,653
*		Iron Mountain, Inc.	362,700	9,963
		Broadridge Financial Solutions LLC	416,800	7,761
		Integral Systems, Inc.	167,698	5,784
		MAXIMUS, Inc.	120,759	4,579
		infoUSA Inc.	713,500	4,046
*		ManTech International Corp.	83,011	3,965
*		Perot Systems Corp.	236,280	3,695
		Cass Information Systems, Inc.	83,400	2,812
*		Unisys Corp.	347,501	1,446
*		Online Resources Corp.	114,452	1,157
*		Sykes Enterprises, Inc.	67,753	1,126
*		The Hackett Group Inc.	240,491	957
*		Ciber, Inc.	150,710	943
*		TNS Inc.	40,820	939
*		CSG Systems International, Inc.	70,199	849
*		TechTeam Global, Inc.	75,579	703
*		Ness Technologies Inc.	55,285	501
*		SM&A Corp.	100,300	498
*		iGATE Corp.	53,003	431
*		SRA International, Inc.	15,200	399
*		CACI International, Inc.	7,730	387
		Gevity HR, Inc.	54,009	368
*		Convergys Corp.	15,643	246
		MoneyGram International, Inc.	150,500	233
*		RightNow Technologies Inc.	2,671	32
*		Inx Inc.	4,055	29

*	Csp Inc.	2,080	12
	Semiconductors & Semiconductor Equipment (4.8%)
*	Microsemi Corp.	3,067,262	75,148
	Intersil Corp.	1,412,640	37,746
*	FEI Co.	1,350,502	29,535
*	Fairchild Semiconductor International, Inc.	2,214,990	28,883
*	Verigy Ltd.	1,326,000	28,337
*	PMC Sierra Inc.	3,441,765	26,743
*	ATMI, Inc.	854,085	25,144
*	Varian Semiconductor Equipment Associates, Inc.	598,550	21,925
*	Cypress Semiconductor Corp.	765,000	21,512
*	ON Semiconductor Corp.	2,857,975	21,349
*	Cymer, Inc.	678,500	17,634
*	Advanced Analogic Technologies, Inc.	1,786,297	12,361
*	Tessera Technologies, Inc.	581,690	11,773
*	MKS Instruments, Inc.	482,710	11,030
*	Teradyne, Inc.	736,000	9,781
*	Atheros Communications, Inc.	331,550	8,826
*	Spreadtrum Communications, Inc.	1,015,600	8,826
*	Diodes Inc.	317,775	8,593
*	Integrated Device Technology Inc.	755,975	8,081
*	Skyworks Solutions, Inc.	877,325	7,624
*	Semtech Corp.	431,400	7,006
*	OmniVision Technologies, Inc.	405,594	6,506
*	AuthenTec, Inc.	448,200	6,010
*	Amkor Technology, Inc.	629,316	6,010
*	Netlogic Microsystems Inc.	177,750	5,828
*	Zoran Corp.	417,186	5,490
*	RF Micro Devices, Inc.	1,430,400	4,820
*	Marvell Technology Group Ltd.	326,350	4,226
*	^ Sigma Designs, Inc.	231,300	4,136
*	LSI Corp.	553,847	3,434
*	Cirrus Logic, Inc.	404,746	2,894
*	Silicon Laboratories Inc.	76,300	2,577
*	Entegris Inc.	287,100	2,165
*	MEMC Electronic Materials, Inc.	33,980	2,140
*	Silicon Motion Technology Corp. ADR	120,700	2,104
*	Monolithic Power Systems	85,859	1,966
*	Standard Microsystem Corp.	60,411	1,791
*	Mattson Technology, Inc.	352,373	1,709
*	TriQuint Semiconductor, Inc.	245,310	1,617
*	Microtune, Inc.	401,892	1,419
*	Ceva, Inc.	129,311	1,265
*	LAM Research Corp.	27,200	1,111
*	Pericom Semiconductor Corp.	65,063	1,109
*	Techwell, Inc.	79,270	832
*	Eagle Test Systems, Inc.	62,300	752
*	Power Integrations, Inc.	22,800	711
*	IXYS Corp.	80,043	574
*	Veeco Instruments, Inc.	29,909	563
*	SRS Labs, Inc.	94,401	559
*	International Rectifier Corp.	23,300	530
*	Trident Microsystems, Inc.	76,943	334
*	Ultratech, Inc.	22,461	320
*	Cabot Microelectronics Corp.	9,000	306
*	hi/fn, Inc.	62,996	282
*	PLX Technology, Inc.	17,001	147
*	Aetrium, Inc.	23,992	74
*	PDF Solutions, Inc.	12,104	58

*		Semitool, Inc.	2,620	23
*		Applied Micro Circuits Corp.	1,800	16
*		Tegal Corp.	1,425	6
*		White Electronic Designs Corp.	930	4
		Trio-Tech International	600	4
		Software (5.0%)
*		Red Hat, Inc.	2,424,213	49,866
*		Cadence Design Systems, Inc.	3,812,969	42,438
*		BMC Software, Inc.	1,028,910	35,765
		FactSet Research Systems Inc.	586,937	35,234
*		MICROS Systems, Inc.	955,412	34,060
*		Concur Technologies, Inc.	985,792	32,669
*		salesforce.com, inc.	398,700	26,605
*		Synopsys, Inc.	1,150,200	26,581
*	3	TiVo Inc.	2,935,400	24,158
*		ANSYS, Inc.	583,064	23,457
*		Progress Software Corp.	693,671	20,970
*		Activision, Inc.	506,200	13,693
*		SPSS, Inc.	281,325	11,883
*		McAfee Inc.	273,400	9,091
*		NAVTEQ Corp.	119,400	8,861
*		THQ Inc.	413,900	8,808
*		Sybase, Inc.	293,710	8,641
*		Net 1 UEPS Technologies, Inc.	341,600	8,007
*		Sonic Solutions, Inc.	833,600	7,661
*		Lawson Software, Inc.	948,428	7,578
*		Manhattan Associates, Inc.	253,716	6,599
		Jack Henry & Associates Inc.	222,800	5,855
*		Novell, Inc.	898,800	5,644
*		Taleo Corp. Class A	286,150	5,580
*		JDA Software Group, Inc.	283,454	5,357
*		PROS Holdings, Inc.	450,500	5,262
*		Ulticom, Inc.	676,000	4,732
*		Informatica Corp.	274,264	4,377
*		Citrix Systems, Inc.	131,625	4,311
*		Radiant Systems, Inc.	251,200	3,389
		Fair Isaac, Inc.	132,100	3,272
*		Compuware Corp.	422,300	3,184
*		DemandTec, Inc.	409,450	3,165
*		EPIQ Systems, Inc.	204,323	3,155
*		Solera Holdings, Inc.	93,329	2,409
*		TIBCO Software Inc.	294,575	2,259
*		Quest Software, Inc.	167,566	2,232
*		The Ultimate Software Group, Inc.	59,100	1,938
*		Phoenix Technologies Ltd.	161,215	1,901
*		NetScout Systems, Inc.	181,865	1,819
*		Nuance Communications, Inc.	75,900	1,539
*		Double-Take Software Inc.	73,200	1,089
*		Actuate Software Corp.	237,484	967
*		Take-Two Interactive Software, Inc.	34,200	897
*		Interactive Intelligence Inc.	69,500	882
		Pegasystems Inc.	75,300	796
*		Synchronoss Technologies, Inc.	36,700	766
*		Mentor Graphics Corp.	66,843	673
*		Parametric Technology Corp.	35,700	622
*		Digimarc Corp.	59,480	606
		QAD Inc.	76,338	580
*		VASCO Data Security International, Inc.	47,400	478
*		Wind River Systems Inc.	57,178	471

*		Sumtotal Systems Inc.	108,701	446
*		Epicor Software Corp.	47,300	378
		Renaissance Learning, Inc.	23,300	328
*		Ansoft Corp.	8,600	285
*		Macrovision Corp.	14,500	229
*		Moldflow Corp.	5,400	107
*		Datawatch Corp.	26,010	90
*		Pervasive Software Inc.	18,850	90
*		Versant Corp.	2,100	64
*		Dynamics Research Corp.	3,731	37
*		NetManage, Inc.	100	—
*		BSQUARE Corp.	13	—
				2,210,020
Materials (5.7%)
		AptarGroup Inc.	1,672,000	73,819
		AK Steel Holding Corp.	821,312	51,562
		Albemarle Corp.	1,001,170	37,454
*		Terra Industries, Inc.	961,168	36,390
		FMC Corp.	545,932	34,274
		Celanese Corp. Series A	723,143	32,361
		Sensient Technologies Corp.	1,014,500	30,202
		Hercules, Inc.	1,485,195	27,922
		Sealed Air Corp.	760,700	19,238
*		Owens-Illinois, Inc.	344,400	18,994
		Minerals Technologies, Inc.	251,470	17,035
		Steel Dynamics, Inc.	449,762	15,674
		CF Industries Holdings, Inc.	115,400	15,429
*		Rockwood Holdings, Inc.	386,477	14,265
		Cleveland-Cliffs Inc.	83,598	13,409
		Arch Chemicals, Inc.	318,730	10,859
		Greif Inc. Class A	159,537	10,306
		RPM International, Inc.	459,811	10,254
*		LSB Industries, Inc.	633,860	9,704
		Nalco Holding Co.	410,702	9,442
		Kaiser Aluminum Corp.	117,596	8,071
		Ball Corp.	148,900	8,008
		Airgas, Inc.	165,200	7,951
*		RTI International Metals, Inc.	185,800	7,653
*		Rhodia SA	370,660	7,630
*		Pactiv Corp.	319,600	7,603
		Reliance Steel & Aluminum Co.	103,640	6,299
*		Century Aluminum Co.	84,654	5,866
		Lubrizol Corp.	96,600	5,634
		Carpenter Technology Corp.	95,600	4,902
*		Apex Silver Mines Ltd.	451,293	4,535
		Schnitzer Steel Industries, Inc. Class A	39,446	3,471
		International Flavors & Fragrances, Inc.	64,200	2,928
		Silgan Holdings, Inc.	50,000	2,664
*	^	Coeur d’Alene Mines Corp.	777,529	2,387
	^	Martin Marietta Materials, Inc.	21,500	2,352
		Myers Industries, Inc.	180,920	2,276
		Cabot Corp.	77,180	2,251
		Scotts Miracle-Gro Co.	58,007	1,922
		A.M. Castle & Co.	49,840	1,541
*		Intrepid Potash, Inc.	30,930	1,469
*		Domtar Corp.	224,405	1,340
*		Buckeye Technology, Inc.	154,268	1,331
*		Crown Holdings, Inc.	46,900	1,259
*	^	ShengdaTech Inc.	142,448	1,100

		Penford Corp.	49,641	1,090
		Packaging Corp. of America	40,100	881
		Chemtura Corp.	115,800	801
		Innophos Holdings Inc.	36,759	658
*		GenTek, Inc.	20,900	649
		Innospec, Inc.	29,417	600
*		Hecla Mining Co.	35,670	366
*		Stillwater Mining Co.	18,996	269
		Valspar Corp.	8,560	188
		Stepan Co.	3,330	131
		Rock-Tenn Co.	3,854	131
		Schweitzer-Mauduit International, Inc.	5,900	131
*		American Pacific Corp.	6,060	104
*		Rock of Ages Corp.	11,950	45
		U.S. Energy Corp.	11,410	31
				597,111
Telecommunication Services (1.2%)
*	^	Clearwire Corp.	1,737,740	26,309
	^	Partner Communications Company Ltd.	1,024,500	23,840
*		American Tower Corp. Class A	348,505	15,132
*		SBA Communications Corp.	463,970	15,005
		CenturyTel, Inc.	364,634	11,832
*		Cogent Communications Group, Inc.	363,106	7,629
		NTELOS Holdings Corp.	254,600	6,589
*		Premiere Global Services, Inc.	390,310	5,667
*		Syniverse Holdings Inc.	236,500	3,715
*		Gilat Satellite Network Ltd.	278,635	2,979
		Telephone & Data Systems, Inc.	49,700	1,904
		Atlantic Tele-Network, Inc.	48,528	1,511
*		Leap Wireless International, Inc.	18,800	1,005
*		Rural Cellular Corp. Class A	9,200	409
*		Centennial Communications Corp. Class A	64,000	388
*		Global Crossing Ltd.	15,562	260
		Shenandoah Telecommunications Co.	15,500	210
*		Hungarian Telephone and Cable Corp.	6,355	102
*		Virgin Mobile USA, Inc.-A	1,200	5
				124,491
Utilities (0.9%)
		CenterPoint Energy Inc.	1,242,886	18,917
		Ormat Technologies Inc.	376,800	18,576
		UGI Corp. Holding Co.	595,100	15,473
		Southern Union Co.	510,400	13,076
		ITC Holdings Corp.	143,600	8,010
		Energen Corp.	85,080	5,806
*		American Water Works Co., Inc.	237,850	5,012
		Equitable Resources, Inc.	52,800	3,504
*		Reliant Energy, Inc.	131,100	3,375
		WGL Holdings Inc.	56,200	1,843
		Sierra Pacific Resources	86,310	1,176
		ALLETE, Inc.	9,770	408
*		Maine & Maritimes Corp.	10,730	381
		Central Vermont Public Service Corp.	4,390	102
				95,659
Exchange-Traded Funds (1.2%)
4	^	Vanguard Small-Cap ETF	1,165,083	75,917
4		Vanguard Small-Cap Growth ETF	713,200	47,749
				123,666

Total Common Stocks (Cost $9,440,700)				10,035,220

Temporary Cash Investments (6.6%)[1]
Money Market Fund (6.0%)
5	Vanguard Market Liquidity Fund, 2.304%	446,189,699	446,190
5	Vanguard Market Liquidity Fund, 2.304%	179,089,300	179,089
			625,279

		Face
		Amount
		($000)
Repurchase Agreement (0.3%)
	J.P. Morgan Securities Inc. 1.960%, 5/1/08
	(Dated 4/30/08, Repurchase Value $36,402,000, collateralized
	by Federal National Mortgage Assn., 4.500%–6.000%, 3/1/23–1/1/38)	36,400	36,400

U.S. Agency Obligations (0.3%)
6	Federal Home Loan Bank
7	2.693%, 5/7/08	15,000	14,995
7	2.076%, 7/30/08	1,000	995
6	Federal Home Loan Mortgage Corp.
7	2.114%, 7/21/08	3,000	2,986
7	2.116%, 8/29/08	12,000	11,918
6	Federal National Mortgage Assn.
7	2.549%, 5/21/08	1,000	999
			31,893

Total Temporary Cash Investments (Cost $693,568)			693,572
Total Investments (102.1%) (Cost $10,134,268)			10,728,792
Liability For Covered Call Options Written (0.0%)
Written Contracts
	TiVo Inc., Expires 5/17/08, Strike Price $12.50	2,657	(14)
	TiVo Inc., Expires 5/17/08, Strike Price $10.00	1,960	(19)
	TiVo Inc., Expires 6/21/08, Strike Price $10.00	2,792	(84)
Total Covered Call Options Written (Premium Received $311)			(117)
Other Assets and Liabilities—Net (–2.1%)			(223,511)
Net Assets (100%)			10,505,164

*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers.
1

The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.2% and 3.9%.

2	Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
3	Securities with a value of $6,098,000 have been segregated in connection with covered call options written.
4	Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
5	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6

The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

7	Securities with a value of $31,893,000 have been segregated as initial margin for open futures contracts.

ADR—American Depositary Receipt.

REIT—Real Estate Investment Trust.

© 2008 Vanguard Group. Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA242 062008

Item 2: Not Applicable.

Item 3: Not Applicable.

Item 4: Not Applicable.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a)	Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD EXPLORER FUND

By:	(signature)
(HEIDI STAM)
JOHN J. BRENNAN*
CHIEF EXECUTIVE OFFICER

Date: June 13, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD EXPLORER FUND

By:	(signature)
(HEIDI STAM)
JOHN J. BRENNAN*
CHIEF EXECUTIVE OFFICER

Date: June 13, 2008

VANGUARD EXPLORER FUND

By:	(signature)
(HEIDI STAM)
THOMAS J. HIGGINS*
TREASURER

Date: June 13, 2008

*By Power of Attorney. Filed on January 18, 2008, see File Number 2-29601. Incorporated by Reference.